Putnam
Master Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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From the Trustees

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John A. Hill and
George Putnam, III


Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report that Putnam Master Income Trust delivered positive results for the fiscal year ended October 31, 2003, strongly outperforming its primary benchmark at net asset value and only slightly lagging its Lipper peer group average (at NAV), which was mainly due to an underweighting in emerging-market securities. In the following report, you will find the details of these results as well as a full discussion of fund performance and strategy during the period. The management team also offers its view of prospects for the coming fiscal year.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003

Report from Fund Management

Fund highlights

 * During the fiscal year ended October 31, 2003, Putnam Master Income Trust had a total return at net asset value (NAV) of 21.84%. The fund's return at market price was 15.48%.

 * Because of its inclusion of higher-yielding securities, the fund outperformed its primary benchmark, the Lehman Government Credit Index, which returned 6.17%, and another comparative index, the Citigroup Non-U.S. World Government Bond Index, which returned 17.75%. The fund lagged a third comparative index, the JP Morgan Global High Yield Index, which returned 30.49% during the period.

 * Primarily as a result of its underweighting of emerging-market securities, the fund underperformed the average return of 22.33% for the Lipper Flexible Income Funds (closed-end) category.

 * The fund's lower performance at market price was primarily the result of a reduction in the dividend, which occurred in March 2003. See page 5 for details.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Starting in mid October 2002, higher-yielding, non-Treasury bonds began to significantly outperform Treasuries. The fund was invested predominantly in such bonds -- corporate investment-grade and high-yield bonds, emerging-market bonds, and mortgage-backed securities. As bonds from these sectors appreciated, the credit spread, or difference in yield between Treasuries and these securities, narrowed, bolstering the fund's returns. As a result, the fund strongly outperformed its benchmark index, which is composed of lower-yielding, higher-quality bonds (including Treasuries). The fund's underperformance of its Lipper category average reflects our lower weighting in emerging-market securities, discussed further on page 3. The significantly lower return at market price reflects a reduction in the fund's dividend, which caused investor demand for the fund -- a key factor in market price performance -- to decline.

FUND PROFILE

Putnam Master Income Trust seeks high current income, consistent with preservation of capital, by investing in a portfolio diversified among U.S. investment-grade, corporate high-yield, and international fixed-income securities. The fund may be appropriate for investors seeking high current income, asset class diversification, or both.


Market overview

The beginning of this fund's fiscal year in November 2002 marked a seminal change in the global credit markets. Hints of an economic recovery, a passing of the September 11 anniversary, and an improvement in the stock market all contributed to a sudden improvement in the direction of credit spreads. As a result, investment-grade corporate bonds, high-yield corporate bonds, and emerging-market bonds all significantly outperformed U.S. Treasuries over the course of the reporting period.

In July and August of 2003, Treasury prices declined sharply after rallying in May and the first half of June. Having reached a historical low of 3.11% on June 13, the benchmark 10-year Treasury yield -- which moves in the opposite direction to its price -- then increased by over one and a half percentage points by the beginning of September -- an extremely large increase for a 10-week period. While this event shook all fixed-income sectors, higher-yielding bonds with lower sensitivity to interest-rate changes (which made up much of the fund's portfolio) fared much better than Treasuries.

Mortgage-backed securities performed well for much of the year, but their performance suffered somewhat during the summer because of excessive refinancing. When homeowners refinance their mortgages at lower rates, they "prepay" their existing mortgages, hurting investors who have been receiving these higher levels of interest income.

Emerging markets generally fared well, with above-average returns that we attribute to higher commodity prices, especially oil prices. The dollar continued to move lower relative to other major currencies, including the yen and the euro, as low interest rates and the perceived threat of deflation in the United States caused global investors to seek higher returns in other countries.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Credit Index (U.S. government and
corporate bonds)                                                        6.17%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.90%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                       17.75%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       30.49%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
Citigroup World Ex U.S. Primary Markets Growth Index
(international growth stocks)                                          24.43%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             43.37%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

Several of the fund's areas of emphasis -- including high-yield bonds, mortgage-backed securities (MBSs), and international bonds -- performed well during the period. Our significant allocation to high-yield corporate bonds, which increased during the second half of the period, was particularly helpful, as these bonds were among the strongest-performing fixed-income securities over the period. As yield spreads narrowed toward the end of the period, we reduced this allocation, but still maintained a large high-yield weighting. We sought to keep the fund's exposure to another higher-risk area of the portfolio -- emerging-market securities -- low (relative to the fund's competitors). Because this subgroup of the fund's international holdings delivered strong performance, our conservative approach detracted from the fund's relative performance.

Over the second half of the fiscal year, we believe the fund was less sensitive to interest-rate changes than other funds in its category, reflecting our decision to keep the portfolio interest-rate sensitivity lower. While rates continued to decline in May and June, this positioning hurt relative performance, but when rates spiked in July and August, the fund gained ground against funds in its peer group. The fund's currency strategy has been on target; we emphasized the Australian dollar and European currencies, and continued to underweight the U.S. dollar. Toward the end of the fiscal year, we also began to increase our emphasis on the yen. These positions were generally beneficial for the fund's performance.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                               as of 4/30/03       as of 10/31/03

High yield                         46.8%               48.7%

International                      23.0%               25.7%

U.S. investment grade              30.2%               25.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.


How fund sector allocations affected performance

Throughout the year, the fund's largest sector weighting (close to half of its assets) was in high-yield bonds, and this position was a significant contributor to the fund's strong returns during the period. High-yield bonds have performed well during the past 12 months for several reasons. Among the most important is the decline in default rates. Although still high by historical standards, corporate defaults have steadily declined since hitting a peak in January 2002. This trend has been seen as a positive sign that, if it continues, may help high-yield bond performance over the next several years. Second, fixed-income investors have been seeking higher yields and have become more willing to take on risk in exchange. As a result, high-yield bonds have significantly outperformed Treasuries, causing a narrowing in the yield spread between Treasuries and high-yield bonds. This narrowing has been another strong driver of high-yield bond performance. Finally, corporations are generally focusing on reducing debt, improving their balance sheets, and increasing profits -- all of which have generally helped improve credit quality in the high-yield market.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

High-Yield Sector

1  HMH Properties, Inc.
   Company guaranty, Series B, 7 7/8s, 2008

2  PSF Group Holdings, Inc.
   144A, Class A

3  Qwest Services Corp.
   144A notes, 13.5s, 2010

International Sector

1  United Kingdom Treasury bonds
   Treasury bonds, 7 1/2s, 2006

2  United Kingdom Treasury bonds
   Treasury bonds, 5s, 2004

3  Canada (Government of)
   Bonds, 6s, 2011

U.S. Investment-Grade Sector

1  U.S. Treasury bonds
   7 1/2s, November 15, 2016

2  U.S. Treasury bonds
   6 1/4s, August 15, 2023

3  U.S. Treasury notes
   1 5/8s, March 31, 2005

Footnote reads:
These holdings represent 10.7% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.


Bonds of several corporate high-yield issuers performed well for the fund during the past year, including those of HMH Properties, Inc. and Qwest Services Corp. HMH, which owns the Marriott hotel chain, has benefited from an improvement in the hotel business since 9/11. The company is financially strong and has dependable cash flows. Qwest, a telecommunications company, has increased significantly in price and is one of the fund's top-performing high-yield holdings. We felt it was attractively valued, and the market has concurred in the past six months. Qwest has worked through an SEC investigation of its accounting practices, sold its directory business, and cut costs and reduced debt.

Some industrial holdings made positive contributions in the high-yield portion of the fund, including bonds issued by Tyco, a conglomerate, and Georgia Pacific, a large paper company. These firms benefited from the strength of the high-yield bond market and the recovering economy, which has translated into increased availability of funding for them.

The fund's holdings of AK Steel Corp. and Collins and Aikman Products, an auto and truck parts maker, detracted from performance during the period due to disappointing earnings. However, if the economy continues to grow, as we believe it will, we expect these holdings to benefit. We have maintained the fund's positions.

Mortgage-backed securities (MBSs), a subgroup within the fund's U.S. investment-grade sector, were among the weakest-performing securities in the fund on a relative basis, primarily because of the refinancing crunch that occurred in the spring and summer of 2003. However, our strategy of investing in different types of MBSs helped us take advantage of the diversification this sector offers while maximizing the available opportunities. For example, we invested in commercial mortgage-backed securities, which are less prone to refinancing than residential mortgages, as well as agency-wrapped FHA/VA reperforming MBSs. These are traditional mortgage-backed securities in which the borrowers have become delinquent on making payments for a period of time and, as a result, the securities are less likely to be re-financed. Because these securities are guaranteed by government-sponsored agencies (Fannie Mae and Freddie Mac), they do not represent a major credit risk, and the fund has benefited from the higher income that they produce.

The fund's international bonds benefited from slowing global economies, especially in Europe, where the fund's Swedish government bonds outperformed. These securities attracted investors in part because they outperformed German government bonds. Canadian and New Zealand government bonds also performed well for the fund, benefiting from the countries' commodity-based economies. European high-yield bonds, a small allocation in the fund, had weaker performance than their U.S. counterparts, primarily as a result of slower economic growth in Europe, but they still made a solid contribution during the year.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

The level of income generated by the fund's holdings has declined over the period. This reflects generally declining yields in the bond markets. Another factor was the narrowing of yield spreads between high-yield bonds, investment-grade corporate bonds, and emerging-market bonds. Consequently, in March 2003, the fund lowered its distribution rate from $0.048 per share to $0.040 per share. Between July 2003 and the end of the fiscal year, however, the dividend increased from $0.040 per share to $0.042 per share.


The fund's management team

This fund is managed by the Putnam Core Fixed-Income Team. The members of this team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Kevin Cronin, Steve Horner, Michael Salm, and John Van Tassel.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued interest-rate volatility in the coming months, as the direction for the major global economies becomes clearer to investors. In the United States, we may see a continuation of the cyclical recovery from recession, which has been stimulated by tax cuts, low interest rates, and increased capital spending among corporations, as well as signs of growth in Asia. These trends, if they continue, could lead to faster growth and potentially higher inflation. Higher inflation, in turn, could lead to higher interest rates, which would hurt your fund's performance. Tempering this scenario are certain structural "headwinds" that could dampen growth. These inhibitors may include lower-than-expected corporate profits, a decline in consumer spending, a lack of new job creation, and a dearth of much-needed corporate capital spending. A positive effect of slower growth would be lower inflation and lower interest rates, which would be positive for the bond market and for your fund.

In the coming months, the conflict between stimulating and inhibiting forces on the economy may produce higher volatility in the bond market. However, we believe that, because of the fund's diversity, different sectors and holdings in its portfolio have the potential to benefit from either faster or slower growth.

We would like to caution shareholders that the strong returns of the past year are well above the historical average for a fund of this type, and that this strong performance is not likely to be repeated. That being said, we believe that for those seeking income, investing in a well-diversified fund such as this one remains a sensible approach.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


----------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
----------------------------------------------------------------
                           NAV            Market price
----------------------------------------------------------------
1 year                    21.84%             15.48%
----------------------------------------------------------------
5 years                   36.59              27.22
Annual average             6.43               4.93
----------------------------------------------------------------
10 years                  85.25              83.74
Annual average             6.36               6.27
----------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average             8.66               7.55
----------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.

-------------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------------------------------------------------
                                           Citigroup
                                            Non-U.S.                                              Lipper Flexible
                        Lehman              World             JP Morgan                             Income Funds
                      Government          Government         Global High          CSFB High        (closed end)
                     Credit Index         Bond Index         Yield Index*        Yield Index     category average+
-------------------------------------------------------------------------------------------------------------------
1 year                   6.17%              17.75%              30.49%              31.46%              22.33%
-------------------------------------------------------------------------------------------------------------------
5 years                 37.46               21.39               35.15               38.08               33.30
Annual average           6.57                3.95                6.21                6.67                5.61
-------------------------------------------------------------------------------------------------------------------
10 years                92.56               80.40                  --               99.93               80.58
Annual average           6.77                6.08                  --                7.17                6.02
-------------------------------------------------------------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average           8.39                6.87                  --                9.41                8.48
-------------------------------------------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* This comparative index replaced the CSFB High Yield Index on 12/30/02 because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund. The JP Morgan Global High Yield Index's inception date was
  12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 10/31/03, there were 12,
  12, and 10 funds, respectively, in this Lipper category.



-------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------
Putnam Master Income Trust
-------------------------------------------------------------------
Distributions (number)                  12
-------------------------------------------------------------------
Income                                  $0.520
-------------------------------------------------------------------
Capital gains                           --
-------------------------------------------------------------------
Total                                   $0.520
-------------------------------------------------------------------
Share value:                             NAV         Market price
-------------------------------------------------------------------
10/31/02                                $6.37           $6.15
-------------------------------------------------------------------
10/31/03                                 7.18            6.57
-------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------
Current dividend rate 1                 7.02%           7.67%
-------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


---------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDER QUARTER)
---------------------------------------------------------------------------
                                        NAV         Market price
---------------------------------------------------------------------------
1 year                                20.34%           11.02%
---------------------------------------------------------------------------
5 years                               32.04            30.67
Annual average                         5.72             5.50
---------------------------------------------------------------------------
10 years                              85.92            88.59
Annual average                         6.40             6.55
---------------------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average                         8.63             7.72
---------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

Citigroup (formerly Salomon Smith Barney) World Ex U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Credit Index is an unmanaged index of U.S fixed-income securities.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Master Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the fund's portfolio, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


KPMG  LLP
Boston, Massachusetts
December 9, 2003


The fund's portfolio
October 31, 2003

Corporate bonds and notes (52.7%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
      $128,941 Adams Outdoor Advertising bank term
               loan FRN Ser. B,  4.42s, 2008
               (acquired 4/02/03, cost $128,619)
               (RES)                                                   $129,371
       100,000 Lamar Media Corp. bank term loan FRN
               Ser. B, 3.438s,  2010 (acquired
               2/27/03, cost $100,100) (RES)                            100,813
       305,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                             321,013
                                                                 --------------
                                                                        551,197

Automotive (1.3%)
-------------------------------------------------------------------------------
       155,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                     162,750
       540,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                   456,300
        90,000 Dana Corp. notes 10 1/8s, 2010                           101,700
       310,000 Dana Corp. notes 9s, 2011                                344,100
EUR     30,000 Dana Corp. notes 9s, 2011                                 37,484
       $50,000 Dana Corp. notes 7s, 2029                                 44,375
       155,000 Dana Corp. notes 6 1/2s, 2009                            153,450
        85,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                77,988
       205,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                           194,750
       330,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                303,600
       100,000 Dura Operating Corp. 144A sr. notes
               8 5/8s, 2012                                             101,500
        97,500 Hayes Lemmerz International, Inc.
               bank term loan FRN  5.928s, 2009
               (acquired 6/03/03, cost $96,525)
               (RES)                                                     98,384
       345,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              397,613
       650,000 Lear Corp. company guaranty Ser. B,
               7.96s, 2005                                              698,750
EUR    110,000 Lear Corp. sr. notes 8 1/8s, 2008                        143,835
      $215,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                     208,550
       340,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                     331,500
        56,681 SPX Corp. bank term loan FRN Ser. B,
               3.438s, 2009  (acquired various
               dates from 7/23/03 to 8/26/03, cost
               $56,681) (RES)                                            57,091
EUR    200,000 Teksid Aluminum 144A company
               guaranty 11 3/8s,  2011 (Luxembourg)                     235,947
      $260,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                           269,750
       410,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    453,050
       100,000 TRW Automotive bank term loan FRN
               Ser. C-1, 4.116s,  2011 (acquired
               7/21/03, cost $100,000) (RES)                            100,875
                                                                 --------------
                                                                      4,973,342

Basic Materials (5.3%)
-------------------------------------------------------------------------------
       270,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 302,400
        75,000 Acetex Corp. 144A sr. notes 10 7/8s,
               2009 (Canada)                                             84,000
       280,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             196,000
       380,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             258,400
        77,072 Appleton Papers, Inc. bank term loan
               FRN Ser. C, 4.376s, 2006 (acquired
               6/04/02, cost $77,361) (RES)                              77,361
       425,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                           469,625
       200,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                               186,000
       315,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                               198,450
       290,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       321,900
       584,169 Doe Run Resources Corp. company
               guaranty Ser. A1,  11 3/4s, 2008
               (acquired various dates from 7/27/01
               to  9/03/03, cost $314,392) (RES)
               (PIK)                                                    233,668
       415,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                     434,972
       105,000 Equistar Chemical notes 6 1/2s, 2006                     103,425
       100,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      99,500
       910,000 Equistar Chemicals LP/Equistar
               Funding Corp. company  guaranty
               10 1/8s, 2008                                            955,500
       210,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr.  notes
               10 5/8s, 2011                                            219,450
       230,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                     217,350
       110,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    125,675
       170,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                     197,200
       455,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     473,200
       160,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                             170,400
       295,000 Gerdau Ameristeel Corp/Gusap
               Partners 144A sr. notes  10 3/8s,
               2011 (Canada)                                            308,275
        75,000 Graphics Packaging bank term loan
               FRN Ser. B, 3.894s,  2010 (acquired
               8/06/03, cost $75,000) (RES)                              75,581
        99,250 Hercules, Inc. bank term loan FRN
               Ser. B, 4.372s, 2007  (acquired
               12/17/02, cost $99,002) (RES)                             99,664
     1,015,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          1,179,938
       300,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                321,375
       248,935 Huntsman Corp. bank term loan FRN
               Ser. A, 5.957s,  2007 (acquired
               various dates from 7/17/02 to
               9/24/03,  cost $225,152) (RES)                           218,025
       161,456 Huntsman Corp. bank term loan FRN
               Ser. B, 8.938s,  2007 (acquired
               various dates from 7/17/02 to
               9/24/03,  cost $144,050) (RES)                           141,409
       550,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   523,875
       740,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       296,000
EUR    225,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                           228,828
      $150,000 IMC Global, Inc. company guaranty
               Ser. B, 10 7/8s, 2008                                    154,875
       765,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    852,975
        50,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                     54,500
        30,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                            25,500
       915,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON)                                           137,250
       215,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                             252,625
       400,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    400,000
        70,000 Lyondell Chemical Co. company
               guaranty Ser. (a), 9 1/2s, 2008                           69,125
       435,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             441,525
EUR    425,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  538,188
       $45,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                    49,950
       174,561 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            200,745
EUR    120,000 Messer Griesheim Holdings AG sr.
               notes 10 3/8s, 2011 (Germany)                            159,003
       100,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                       105,750
       130,000 Millennium America, Inc. company
               guaranty 7 5/8s, 2026                                    111,150
       510,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    539,325
       310,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     322,400
EUR     40,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                      47,887
       $40,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                      47,887
       280,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                             291,200
       287,550 Noveon International bonds 13s, 2011                     296,177
       250,000 Noveon International company
               guaranty Ser. B, 11s, 2011                               287,500
       500,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                             505,000
       485,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                            514,100
       233,383 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       210,045
        73,902 Pioneer Cos., Inc. sec. FRN 4.64s,
               2006                                                      66,512
       430,000 Potlatch Corp. company guaranty 10s,
               2011                                                     482,138
       265,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                   275,600
       100,000 Rhodia SA 144A sr. notes 7 5/8s,
               2010 (France)                                             94,000
       190,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                            158,650
       155,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon  zero % (12s,
               6/1/06), 2013 (STP)                                       94,550
       420,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon zero %  (12 3/4s,
               12/15/07), 2012 (STP)                                    298,200
       105,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                            110,250
        70,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                             62,300
        50,000 Solutia, Inc. debs. 7 3/8s, 2027                          30,750
       445,000 Solutia, Inc. debs. 6.72s, 2037                          373,800
       475,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    522,500
        76,698 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           72,096
       450,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             490,500
       180,000 Stone Container Corp. sr. notes
               9 1/4s, 2008                                             196,200
       240,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             253,200
       200,000 Tembec Industries, Inc. company
               guaranty 8 1/2s, 2011 (Canada)                           193,000
        30,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                      8,400
       110,000 Texas Petrochemical Corp. sr. sub.
               notes Ser. B, 11 1/8s, 2006 (In
               default) (NON)                                            30,800
       420,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            465,150
       325,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             342,875
       280,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                              84,000
        22,000 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                    4,070
       380,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default)
               (NON)                                                          1
        21,772 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                             8,708
        43,545 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                            21,773
       230,000 WHX Corp. sr. notes 10 1/2s, 2005                        197,800
                                                                 --------------
                                                                     20,269,951

Building Materials (0.4%)
-------------------------------------------------------------------------------
        65,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                     69,063
       180,000 Building Materials Corp. company
               guaranty 8s, 2008                                        177,300
       415,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                      432,638
       114,000 NCI Building Systems, Inc. bank term
               loan FRN Ser. B,  4.389s, 2008
               (acquired 9/04/02, cost $114,000)
               (RES)                                                    114,522
       250,000 Nortek, Inc. sr. notes Ser. B,
               8 7/8s, 2008                                             260,625
        50,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                              53,875
       170,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                             175,950
       115,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                            49,450
       460,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                           197,800
                                                                 --------------
                                                                      1,531,223

Capital Goods (5.1%)
-------------------------------------------------------------------------------
       130,000 Advanced Glass Fiber Yarns bank term
               loan FRN Ser. A,  6 1/2s, 2004
               (acquired 9/12/02, cost $91,000)
               (RES)                                                     78,000
       120,000 Advanced Glass Fiber Yarns sr. sub.
               notes 9 7/8s, 2009  (In default)
               (NON)                                                      1,200
       445,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             440,550
       520,612 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                          15,618
       104,277 Alliant Techsystems, Inc. bank term
               loan FRN Ser. C, 3.493s,  2009
               (acquired 5/07/02, cost $104,277)
               (RES)                                                    104,951
        82,526 Allied Waste Industries, Inc. bank
               term loan FRN 4.393s,  2010
               (acquired 4/25/03, cost $82,526)
               (RES)                                                     83,610
        13,929 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 4.56s,  2010
               (acquired 4/25/03, cost $13,929)
               (RES)                                                     14,086
       780,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  9 1/4s,
               2012                                                     877,500
       250,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 8 7/8s,
               2008                                                     276,250
       645,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 8 1/2s,
               2008                                                     706,275
        99,750 Amsted Industries bank term loan FRN
               5.129s, 2010  (acquired 8/12/03,
               cost $99,251) (RES)                                      100,124
       765,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                             757,350
       335,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                             317,413
       110,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      99,000
       245,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         222,950
       120,000 BE Aerospace, Inc. 144A sr. notes
               8 1/2s, 2010                                             123,600
       155,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                   174,763
       465,000 Blount, Inc. company guaranty 13s,
               2009                                                     444,075
       425,000 Blount, Inc. company guaranty 7s,
               2005                                                     418,625
       295,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                             337,775
       825,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                         775,500
       290,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       284,200
EUR    290,000 BSN Financing Co. SA company
               guaranty Ser. EUR,  10 1/4s, 2009
               (Luxembourg)                                             356,448
EUR    185,000 BSN Glasspack 144A sec. notes
               9 1/4s, 2009 (France)                                    225,777
      $100,000 Crown Cork & Seal Company, Inc. bank
               term loan FRN  Ser. B, 4.14s, 2008
               (acquired 2/21/03, cost $99,000)
               (RES)                                                    100,800
       290,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                            330,600
       845,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                 937,950
       500,000 Decrane Aircraft Holdings Co.
               company guaranty  Ser. B, 12s, 2008                      235,000
        74,813 EaglePicher bank term loan FRN
               Ser. B, 4.64s, 2009  (acquired
               8/06/03, cost $75,250) (RES)                              75,529
       380,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             413,250
       450,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 524,250
EUR    195,000 Flender Holdings 144A sr. notes 11s,
               2010 (Denmark)                                           246,480
       $65,956 Flowserve Corp. bank term loan FRN
               Ser. C, 3.927s,  2009 (acquired
               4/30/02, cost $65,956) (RES)                              66,357
       297,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            341,550
EUR     50,000 Flowserve Finance BV company
               guaranty 12 1/4s,  2010
               (Netherlands)                                             65,670
       $50,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                      42,500
        99,825 Graham Packaging bank term loan FRN
               Ser. B, 5.105s,  2010 (acquired
               2/18/03, cost $99,325) (RES)                             100,249
       365,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     380,513
       250,000 Insilco Holding Co. sr. disc. notes
               zero %, 2008 (In default) (NON)                            1,250
EUR    145,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                            167,185
      $230,000 Jordan Industries, Inc. sr. notes
               Ser. D, 10 3/8s, 2007                                    103,500
       275,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                     308,000
       129,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                     132,870
       120,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                    130,800
       220,000 L-3 Communications Corp. company
               guaranty Ser. B, 8s, 2008                                229,900
       180,000 L-3 Communications Corp. 144A
               Structured Notes 8 1/2s,  2006
               (Issued by Credit and Repackaged
               Securities, Ltd.)  (Cayman Islands)                      202,140
        95,550 Laidlaw International, Inc. bank
               term loan FRN 7s, 2009  (acquired
               6/18/03, cost $93,639) (RES)                              96,297
       560,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                      604,800
       105,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 110,250
       160,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   181,600
EUR    100,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   124,773
      $123,376 Michigan Electric Transmission
               Co./Michigan Electric Transmission,
               Inc. bank term loan FRN Ser. B,
               3.62s, 2007  (acquired 4/22/02, cost
               $123,376) (RES)                                          123,787
       290,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                    243,600
       355,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                    384,288
       300,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    316,500
       280,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                    295,400
       370,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             405,150
        55,000 Pliant Corp. company guaranty 13s,
               2010                                                      51,975
       275,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                     294,250
       320,000 Roller Bearing Company of America
               company guaranty  Ser. B, 9 5/8s,
               2007                                                     297,600
       630,000 Sequa Corp. sr. notes 9s, 2009                           689,850
       110,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             118,800
       110,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    106,150
       195,000 Silgan Holdings, Inc. 144A sr. sub.
               notes 6 3/4s, 2013                                       195,000
       295,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                                294,263
       275,000 TD Funding Corp. 144A sr. sub. notes
               8 3/8s, 2011                                             292,188
       675,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                    693,563
       100,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                     110,250
       380,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                            425,600
       148,128 Titan Corp. (The) bank term loan FRN
               Ser. B, 4.435s, 2009  (acquired
               various dates from 5/14/02 to
               6/03/02, cost $148,753) (RES)                            148,128
        25,000 Transdigm, Inc. bank term loan FRN
               4.13s, 2010 (acquired  7/21/03, cost
               $25,000) (RES)                                            25,234
       350,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                             351,750
       200,000 Vought Aircraft Industries Inc. 144A
               sr. notes 8s, 2011                                       201,000
                                                                 --------------
                                                                     19,554,029

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------
        87,949 Coinmach Corp. bank term loan FRN
               Ser. B, 3.966s, 2009  (acquired
               1/31/02, cost $87,839) (RES)                              88,260
       650,000 Coinmach Corp. sr. notes 9s, 2010                        711,750
        24,938 Corrections Corporation of America
               bank term loan FRN  Ser. C, 3.88s,
               2008 (acquired 8/05/03, cost
               $24,938) (RES)                                            25,187
       240,472 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                              13,226
DEM    688,142 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                           22,492
       $50,000 IESI Corp. bank term loan FRN 4.16s,
               2010 (acquired various  dates from
               10/20/03 to 10/21/03, cost $50,281)
               (RES)                                                     50,344
       345,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     374,325
                                                                 --------------
                                                                      1,285,584

Communication Services (4.6%)
-------------------------------------------------------------------------------
       770,000 ACC Escrow Corp. 144A sr. notes 10s,
               2011                                                     839,300
       340,000 Alamosa Delaware, Inc. company
               guaranty 13 5/8s, 2011                                   326,400
       150,000 Alamosa Delaware, Inc. company
               guaranty 12 1/2s, 2011                                   144,000
       105,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009  (In default)
               (NON)                                                     99,750
       155,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             162,750
       300,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                     43,500
     1,005,000 Centennial Cellular Operating Co.
               144A sr. notes 10 1/8s, 2013                           1,045,200
       150,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                     139,500
       545,000 Cincinnati Bell, Inc. 144A company
               guaranty 7 1/4s, 2013                                    555,900
       235,000 Cincinnati Bell, Inc. 144A sr. sub.
               notes 8 3/8s, 2014                                       242,344
       193,432 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                             725
        30,000 Colt Telecommunications Group PLC
               sr. disc. notes  12s, 2006 (United
               Kingdom)                                                  30,038
GBP    115,000 Colt Telecommunications Group PLC
               sr. notes 10 1/8s, 2007 (United
               Kingdom)                                                 195,144
EUR     60,000 Colt Telecommunications Group PLC
               sr. notes 7 5/8s, 2009 (United
               Kingdom)                                                  65,205
       $50,000 Crown Castle International Corp.
               bank term loan FRN 4.66s,
               2010 (acquired 10/03/03, cost
               $50,000) (RES)                                            50,438
       310,000 Crown Castle International Corp. sr.
               disc. notes stepped-coupon  zero %
               (10 3/8s, 5/15/04), 2011 (STP)                           317,750
       410,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       448,950
        50,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                            52,875
        50,000 Dobson Communications Corp. bank
               term loan FRN 4.41s,  2010 (acquired
               10/20/03, cost $50,000) (RES)                             50,552
       590,000 Dobson Communications Corp. 144A sr.
               notes 8 7/8s, 2013                                       595,900
       140,000 Eircom Funding 144A sr. sub. notes
               8 1/4s, 2013 (Ireland)                                   152,250
       210,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                 225,750
       210,000 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                                21
       180,443 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               153,377
        80,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011 (In default) (NON)                          18,400
        30,000 Intermedia Communications, Inc. sr.
               notes Ser. B, 8.6s, 2008 (In
               default) (NON)                                            28,200
       500,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                     50,000
       273,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                 46,410
        40,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                        36,300
       835,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                      868,400
       390,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      417,300
       180,000 Metromedia Fiber Network, Inc. sr.
               notes 10s, 2009 (In default) (NON)                        11,250
       420,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default)
               (NON)                                                     26,250
       418,000 Millicom International Cellular SA
               144A sr. notes 11s,
               2006 (Luxembourg)                                        427,405
        61,874 Nextel Communications, Inc. bank
               term loan FRN Ser. B,  4.563s, 2008
               (acquired 12/19/02, cost $57,234)
               (RES)                                                     62,046
        61,874 Nextel Communications, Inc. bank
               term loan FRN Ser. C,  4.813s, 2008
               (acquired 12/19/02, cost $57,234)
               (RES)                                                     62,046
         5,000 Nextel Communications, Inc. sr.
               disc. notes 9.95s, 2008                                    5,263
       220,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                       247,500
        15,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                        16,350
       795,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       826,800
        30,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             34,725
       290,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                     321,175
       705,000 Nextel Partners, Inc. 144A sr. notes
               8 1/8s, 2011                                             724,388
       390,000 Orbital Imaging Corp. sr. notes
               Ser. B, 11 5/8s, 2005  (In default)
               (NON)                                                    226,200
       175,500 PanAmSat Corp. bank term loan FRN
               3.66s, 2010  (acquired 10/29/03,
               cost $175,500) (RES)                                     176,816
       175,500 PanAmSat Corp. bank term loan FRN
               Ser. B, 4.62s, 2009  (acquired
               2/21/02, cost $175,281) (RES)                            176,221
       450,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                             484,875
       105,625 Qwest Communications International,
               Inc. bank term loan  FRN Ser. A,
               6 1/2s, 2007 (acquired 6/05/03, cost
               $104,569) (RES)                                          108,332
     1,105,000 Qwest Corp. 144A notes 8 7/8s, 2012                    1,248,650
     1,456,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                          1,699,880
        25,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                             26,156
       145,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                    168,200
       170,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                     152,150
       830,000 Telus Corp. notes 8s, 2011 (Canada)                      954,225
       190,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                                 211,009
        99,250 Time Warner Telecom, Inc. bank term
               loan FRN Ser. B, 5.14s,
               2009 (acquired 1/15/03, cost
               $86,756) (RES)                                            99,746
       300,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s,
               2009                                                     303,000
       220,000 U S West, Inc. notes 5 5/8s, 2008                        215,600
       225,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                     155,250
       505,000 US UnWired, Inc. company guaranty
               stepped-coupon  Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                           328,250
       580,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                             606,100
       130,000 Williams Communications Group, Inc.
               notes zero %, 2008  (In default)
               (NON)                                                          1
       110,000 Williams Communications Group, Inc.
               notes zero %, 2007  (In default)
               (NON)                                                          1
                                                                 --------------
                                                                     17,508,489

Conglomerates (0.4%)
-------------------------------------------------------------------------------
       175,000 Tyco International Group SA company
               guaranty 7s, 2028  (Luxembourg)                          177,625
        90,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011  (Luxembourg)                       95,738
       120,000 Tyco International Group SA company
               guaranty 6 3/8s, 2005  (Luxembourg)                      125,850
       915,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                951,600
                                                                 --------------
                                                                      1,350,813

Consumer (0.5%)
-------------------------------------------------------------------------------
       570,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   618,450
       100,000 Jostens, Inc. bank term loan FRN
               Ser. B, 3.64s, 2010  (acquired
               7/28/03, cost $100,000) (RES)                            100,708
       285,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                            330,600
       900,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                            945,000
                                                                 --------------
                                                                      1,994,758

Consumer Staples (8.0%)
-------------------------------------------------------------------------------
        50,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     40,500
       250,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010  (In default)
               (NON)                                                    203,750
        30,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009  (In default)
               (NON)                                                     25,200
       110,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                            89,100
       405,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           330,075
EUR    145,000 Ahold Finance USA eurobonds 6 3/8s,
               2005                                                     170,977
      $350,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       384,125
       250,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                       262,813
       375,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                       387,188
       443,940 American Seafood Group, LLC bank
               term loan FRN Ser. B,  4.37s, 2009
               (acquired 4/11/02, cost $443,496)
               (RES)                                                    445,235
       106,930 AMF Bowling Worldwide bank term loan
               FRN Ser. B,  5.446s, 2008 (acquired
               3/1/02, cost $106,663) (RES)                             107,242
       185,242 Archibald Candy Corp. company
               guaranty 10s, 2007 (PIK)                                  79,654
       350,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       386,750
        70,000 Aurora Foods, Inc. sr. sub. notes
               Ser. B, 9 7/8s, 2007 (In default)
               (NON)                                                     48,300
       235,000 Aurora Foods, Inc. 144A sr. sub.
               notes Ser. D, 9 7/8s, 2007 (In
               default) (NON)                                           162,150
       300,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       345,000
       900,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                                 992,541
       355,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                    362,100
        85,962 Carmike Cinemas, Inc. bank term loan
               FRN Ser. B, 7 3/4s,  2005 (acquired
               10/04/02, cost $83,779) (RES)                             86,427
       100,000 Century Cable Holdings bank term
               loan FRN 6s, 2009  (acquired
               6/11/02, cost $80,500) (RES)                              91,900
        79,395 Charter Communications Holdings, LLC
               bank term loan  FRN Ser. B, 3.92s,
               2008 (acquired 1/09/03, cost
               $68,975) (RES)                                            76,785
       225,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     122,063
       285,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                     167,438
       240,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                     177,000
       810,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               11 1/8s, 2011                                            688,500
       440,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 3/4s, 2009                                            371,800
       225,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 1/4s, 2010                                            186,750
       955,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 10s,
               2011                                                     766,388
       495,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 9 5/8s,
               2009                                                     398,475
        50,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 8 5/8s,
               2009                                                      40,125
       350,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 383,250
       345,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                     358,369
        80,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                     84,200
       210,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               229,950
        84,910 Constellation Energy Group, Inc.
               bank term loan FRN  Ser. B, 3 5/8s,
               2008 (acquired various dates from
               1/17/02  to 12/17/02, cost $84,910)
               (RES)                                                     85,696
       300,000 Cott Beverages USA, Inc. company
               guaranty 8s, 2011                                        322,500
     1,070,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                   1,094,075
        90,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                      94,500
       120,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                     132,600
       305,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                             337,025
       115,513 Del Monte Foods Co. bank term loan
               FRN Ser. B, 4.914s,  2010 (acquired
               12/16/02, cost $114,936) (RES)                           116,837
       100,000 DirecTV bank term loan FRN Ser. B,
               4.004s, 2010  (acquired various
               dates from 3/04/03 to 8/05/03,  cost
               $100,000) (RES)                                          100,413
       695,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             781,875
     1,162,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     92,960
       430,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             387,000
        14,184 Dole Food Co. bank term loan FRN
               Ser. B, 5.19s, 2008  (acquired
               3/28/03, cost $14,184) (RES)                              14,296
       145,000 Dole Food Co. sr. notes 8 7/8s, 2011                     156,600
       105,000 Dole Food Co. sr. notes 7 1/4s, 2009                     113,400
       365,000 Domino's, Inc. 144A sr. sub. notes
               8 1/4s, 2011                                             385,531
        30,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                      21,000
       786,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                     886,215
       890,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                             886,663
        62,500 Echostar DBS Corp. 144A sr. notes
               FRN 4.41s, 2008                                           64,219
        36,000 Elizabeth Arden, Inc. sec. notes
               Ser. B, 11 3/4s, 2011                                     41,220
        99,000 Emmis Communications Corp. bank term
               loan FRN  Ser. B, 3.38s, 2009
               (acquired 6/20/02, cost $98,876)
               (RES)                                                     99,894
       130,000 Emmis Communications Corp. company
               guaranty Ser. B,  8 1/8s, 2009                           136,013
        35,000 Emmis Communications Corp. sr. disc.
               notes stepped-coupon  zero %
               (12 1/2s, 3/15/06), 2011 (STP)                            32,113
       355,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                          55,025
       280,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                   46,200
        90,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                            93,600
        75,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                     78,000
        20,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                       19,600
       380,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                       370,500
       385,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                       369,600
       220,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                    243,100
        35,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan  FRN 3.938s,
               2009 (acquired 11/5/01, cost
               $34,934) (RES)                                            35,137
        18,258 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                18,258
       305,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                     260,775
       205,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                   194,750
       490,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                    631,003
        30,743 Nexstar Broadcasting bank term loan
               FRN Ser. B, 4.12s,  2011 (acquired
               2/05/03, cost $30,743) (RES)                              30,852
        13,007 Nexstar Mission Broadcasting bank
               term loan FRN 4.12s,  2011 (acquired
               2/05/03, cost $13,007) (RES)                              13,053
       610,000 North Atlantic Trading Co. company
               guaranty Ser. B, 11s, 2004                               582,550
       270,000 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010  (acquired 3/10/03,
               cost $270,000) (RES)                                     253,125
       125,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                         113,906
        55,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                          49,569
EUR     80,000 ONO Finance PLC sr. notes Ser. REGS,
               14s, 2011 (United Kingdom)                                84,615
       $60,000 Pegasus Communications Corp. sr.
               notes Ser. B, 9 3/4s, 2006                                48,600
       210,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                     176,400
        98,500 Playtex Products, Inc. bank term
               loan FRN Ser. C, 4.658s,
               2009 (acquired 6/03/02, cost
               $98,500) (RES)                                            98,213
       855,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    844,313
       250,000 Polaroid Corp. sr. notes 11 1/2s,
               2006 (In default) (NON)                                   55,000
       350,000 Premier International Foods PLC sr.
               notes 12s, 2009  (United Kingdom)                        385,875
       220,000 Premier Parks, Inc. sr. notes 10s,
               2007                                                     223,300
       265,000 Premium Standard Farms, Inc. sr.
               notes 9 1/4s, 2011                                       268,975
     1,030,516 Quorum Broadcast Holdings, LLC notes
               stepped-coupon  zero % (15s,
               5/15/06), 2009 (STP)                                     772,165
        89,000 Rayovac Corp. bank term loan FRN
               Ser. B, 4.877s, 2009  (acquired
               9/26/02, cost $88,911) (RES)                              89,185
       210,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008                                              92,400
       215,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                     242,950
       385,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   402,806
       245,000 Revlon Consumer Products sr. notes
               9s, 2006                                                 164,150
       195,000 Revlon Consumer Products sr. notes
               8 1/8s, 2006                                             128,700
GBP     50,000 RHM Finance, Ltd. bonds
               stepped-coupon Ser. B1, 11 1/2s
               (17 1/4s, 2/28/11), 2011 (Cayman
               Islands) (STP)                                            75,512
       $65,000 Rite Aid Corp. bank term loan FRN
               Ser. B, 4.12s, 2008  (acquired
               5/16/03, cost $64,919) (RES)                              65,853
       305,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             343,125
        20,000 Rite Aid Corp. debs. 6 7/8s, 2013                         19,000
        40,000 Rite Aid Corp. notes 7 1/8s, 2007                         40,400
       205,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     219,350
       340,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                     365,500
        20,000 Rite Aid Corp. 144A notes 6s, 2005                        19,950
       300,000 Rogers Cablesystems, Ltd. sr. notes
               Ser. B, 10s, 2005 (Canada)                               322,500
       385,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     333,506
        50,000 Scotts Co. (The) bank term loan FRN
               3 1/8s, 2010  (acquired 10/16/03,
               cost $50,000) (RES)                                       50,607
       140,000 Scotts Co. (The) 144A 6 5/8s, 2013                       141,750
       170,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                            186,150
       205,000 Sinclair Broadcast Group, Inc.
               company guaranty 8s, 2012                                216,275
        46,875 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.37s, 2009  (acquired
               1/15/03, cost $46,816) (RES)                              46,758
     1,265,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                   1,201,750
       590,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                           320,075
       190,000 TeleWest Communications PLC debs.
               9 5/8s, 2006 (United Kingdom) (In
               default) (NON)                                           100,700
       130,000 TeleWest Communications PLC sr.
               notes Ser. S, 9 7/8s, 2010 (United
               Kingdom) (In default) (NON)                               68,250
        50,000 TeleWest Communications PLC 144A sr.
               notes 11 1/4s, 2008 (United Kingdom)
               (In default) (NON)                                        27,000
        30,000 TM Group Holdings sr. notes 11s,
               2008 (United Kingdom)                                     31,650
       160,000 United Rentals (North America), Inc.
               company guaranty  Ser. B, 10 3/4s,
               2008                                                     179,200
        65,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.912s, 2008  (acquired
               6/23/03, cost $65,000) (France)
               (RES)                                                     65,358
       540,000 Vivendi Universal SA 144A notes
               6 1/4s, 2008 (France)                                    564,300
       355,000 Vivendi Universal SA 144A sr. notes
               9 1/4s, 2010 (France)                                    412,688
       390,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    395,850
       754,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       803,010
        48,000 Young Broadcasting, Inc. company
               guaranty Ser. B, 8 3/4s, 2007                             48,360
        20,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                      23,800
       140,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                     155,750
       255,000 Yum! Brands, Inc. sr. notes 7.7s,
               2012                                                     287,513
       325,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                     364,000
                                                                 --------------
                                                                     30,466,505

Energy (5.1%)
-------------------------------------------------------------------------------
       430,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                       445,050
       375,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                            354,375
       350,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             380,625
       180,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                        205,200
        40,000 Chesapeake Energy Corp. company
               guaranty 8 3/8s, 2008                                     43,800
       140,000 Chesapeake Energy Corp. company
               guaranty 8 1/8s, 2011                                    153,650
       685,000 Chesapeake Energy Corp. 144A sr.
               notes 7 1/2s, 2013                                       736,375
       470,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                   509,950
       380,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             390,450
       115,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                            125,350
       295,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                    317,125
       330,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             343,613
       560,000 Forest Oil Corp. sr. notes 8s, 2011                      600,600
       115,000 Forest Oil Corp. sr. notes 8s, 2008                      123,050
       200,000 Gazprom OAO notes Ser. REGS, 9 5/8s,
               2013 (Russia)                                            217,000
       560,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                                 607,600
       235,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                      259,675
       160,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             160,800
        40,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                     43,400
       380,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             416,100
       255,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    244,800
        50,000 Parker Drilling Co. bank term loan
               FRN 5.41s, 2007  (acquired 10/22/03,
               cost $49,500) (RES)                                       50,156
       290,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                    301,600
        48,506 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.638s,  2010 (acquired
               3/20/03, cost $48,506) (RES)                              48,931
       595,000 Pemex Project Funding Master Trust
               company guaranty  8 5/8s, 2022                           638,138
       720,000 Pemex Project Funding Master Trust
               company guaranty  7 3/8s, 2014                           752,400
       630,000 Petroleos Mexicanos company guaranty
               9 1/2s, 2027 (Mexico)                                    719,775
       470,000 Petroleos Mexicanos company guaranty
               9 1/4s, 2018 (Mexico)                                    540,500
       550,000 Petronas Capital, Ltd. company
               guaranty 7 7/8s, 2022 (Malaysia)                         623,590
       125,000 Petronas Capital, Ltd. company
               guaranty 7s, 2012 (Malaysia)                             139,225
       895,000 Petronas Capital, Ltd. 144A company
               guaranty 7 7/8s,  2022 (Malaysia)                      1,014,751
       440,000 Petronas Capital, Ltd. 144A company
               guaranty 7s, 2012 (Malaysia)                             490,072
     1,230,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                          1,496,924
        60,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                               62,298
       205,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                      226,525
       310,000 Plains Exploration & Production Co.
               company guaranty  Ser. B, 8 3/4s,
               2012                                                     337,900
       260,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                              283,400
       350,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     386,750
       209,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                       215,793
       320,000 Seabulk International, Inc. 144A sr.
               notes 9 1/2s, 2013                                       329,600
       170,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                      2,243
       400,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      430,000
       198,462 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                     198,084
       380,000 Stone Energy Corp. sr. sub. notes
               8 1/4s, 2011                                             406,600
       180,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                            192,600
       250,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                             266,250
       190,000 Tesoro Petroleum Corp. sec. notes
               8s, 2008                                                 201,400
       120,000 Tom Brown Inc. unit 7 1/4s, 2013                         125,400
       500,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                    340,000
        80,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        83,200
       170,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                             186,150
       320,000 Vintage Petroleum, Inc. sr. sub.
               notes 9 3/4s, 2009                                       340,000
        80,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        84,600
        65,000 Weg Acquistion bank term loan FRN
               5.61s, 2008  (acquired 6/13/03, cost
               $64,350) (RES)                                            65,488
       500,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                    551,250
       150,000 Westport Resources Corp. 144A
               company guaranty  8 1/4s, 2011                           165,375
       205,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                     223,450
       165,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                     172,219
                                                                 --------------
                                                                     19,371,225

Financial (1.8%)
-------------------------------------------------------------------------------
       580,000 Advanta Corp. 144A company guaranty
               Ser. B, 8.99s, 2026                                      371,200
       520,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                       522,600
       200,000 Conseco, Inc. 144A notes zero %,
               2009 (In default) (NON)                                        1
       165,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                   169,125
       420,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   453,600
     1,182,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                     591,000
       109,806 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B,  3.938s, 2007
               (acquired 6/20/02, cost $109,806)
               (RES)                                                    110,767
        96,403 Infinity Inc. bank term loan FRN
               3.64s, 2010  (acquired 7/02/03, cost
               $96,403) (RES)                                            96,965
       445,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         502,850
        70,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  74,900
       129,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s,  2008 (In default)
               (NON)                                                          1
DKK 12,500,000 Realkredit Danmark A/S mtge. Ser.
               23D, 5s,  2035 (Denmark)                               1,855,654
      $415,000 Resource America, Inc. 144A sr.
               notes 12s, 2004                                          419,150
     1,125,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                          1,335,164
       290,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             319,725
                                                                 --------------
                                                                      6,822,702

Gaming & Lottery (2.8%)
-------------------------------------------------------------------------------
       265,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   305,413
       235,000 Argosy Gaming Co. company guaranty
               10 3/4s, 2009                                            257,031
        90,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                      99,225
        70,000 Borgata Resorts bank term loan FRN
               Ser. B, 5.137s, 2007  (acquired
               6/05/02, cost $69,825) (RES)                              70,613
       400,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             434,000
       190,000 Chumash Casino & Resort Enterprise
               144A sr. notes  9 1/4s, 2010                             209,475
       480,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                    536,400
       335,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                            342,119
       490,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                    521,850
       295,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                          308,275
       235,000 Mandalay Resort Group 144A sr. notes
               6 1/2s, 2009                                             242,344
     1,050,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           1,190,438
       260,000 Mirage Resorts, Inc. notes 6 3/4s,
               2008                                                     273,975
        30,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                        32,588
       100,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                  109,250
       685,000 Mohegan Tribal Gaming Authority 144A
               sr. sub. notes 6 3/8s, 2009                              701,269
       550,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       597,438
       205,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           213,713
       200,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  222,250
        60,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                   65,550
        99,500 Penn National Gaming, Inc. bank term
               loan FRN Ser. B,  4.642s, 2010
               (acquired 2/19/03, cost $99,376)
               (RES)                                                    100,072
       255,000 Penn National Gaming, Inc. company
               guaranty Ser. B,  11 1/8s, 2008                          287,513
       500,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       544,375
        64,838 Pinnacle Entertainment, Inc. bank
               term loan FRN Ser. B,  5.745s, 2008
               (acquired 9/19/03, cost $196,738)
               (RES)                                                     65,162
       200,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                  200,000
       305,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            315,675
       305,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                       311,100
       124,063 Scientific Gaming bank term loan FRN
               Ser. B, 4.62s, 2008  (acquired
               12/11/02, cost $123,442) (RES)                           124,295
       405,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                             439,425
       380,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           286,900
       830,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                   731,438
       515,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                       594,181
                                                                 --------------
                                                                     10,733,352

Health Care (3.6%)
-------------------------------------------------------------------------------
        27,113 ALARIS Medical Systems, Inc. bank
               term loan FRN Ser. B,  3.87s, 2009
               (acquired 6/30/03, cost $27,113)
               (RES)                                                     27,384
       275,000 ALARIS Medical Systems, Inc. sr.
               sub. notes 7 1/4s, 2011                                  280,500
        47,880 Alderwoods Group, Inc. bank term
               loan FRN 4.372s,  2008 (acquired
               9/09/03, cost $47,880) (RES)                              48,448
       745,400 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                   831,121
       374,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                      395,505
       315,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    324,450
       310,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             335,575
       535,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                          572,450
        62,500 Beverly Enterprises, Inc. bank term
               loan FRN 4.41s, 2008 (acquired
               10/20/03, cost $62,500) (RES)                             63,125
       470,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                            458,250
       148,500 Community Health Systems, Inc. bank
               term loan FRN  Ser. B, 3.64s, 2010
               (acquired 7/11/02, cost $148,500)
               (RES)                                                    149,614
        99,750 Concentra bank term loan FRN 4.92s,
               2009 (acquired  8/12/03, cost
               $99,750) (RES)                                           100,623
       100,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                             113,250
        99,731 DaVita, Inc. bank term loan FRN
               Ser. C, 3.616s, 2009  (acquired
               7/17/03, cost $99,731) (RES)                             100,437
       270,000 Extendicare Health Services, Inc.
               company guaranty  9 1/2s, 2010                           297,000
        67,627 Fisher Scientific International,
               Inc. bank term loan FRN
               Ser. B, 3.638s, 2010 (acquired
               2/13/03, cost $67,627) (RES)                              68,050
        50,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 3.87s,  2009 (acquired
               9/29/03, cost $50,000) (RES)                              50,375
       325,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                           367,250
       115,000 HCA, Inc. debs. 7.19s, 2015                              118,832
       640,000 HCA, Inc. notes 8.36s, 2024                              685,558
       150,000 HCA, Inc. notes 7.69s, 2025                              152,202
       445,000 HCA, Inc. notes 7s, 2007                                 478,989
       600,000 Healthsouth Corp. notes 7 5/8s, 2012                     522,000
       255,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                     225,675
       130,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     115,050
       110,000 Healthsouth Corp. sr. notes 7s, 2008                      95,700
       215,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                       241,338
        45,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                     47,025
       490,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007 (In
               default) (NON)                                                 1
       250,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008 (In
               default) (NON)                                                 1
        74,813 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 3.89s,
               2011 (acquired 8/05/03, cost
               $74,984) (RES)                                            75,325
       775,000 Magellan Health Services, Inc. sr.
               sub. notes 9s, 2008 (In default)
               (NON)                                                    441,750
       140,000 Magellan Health Services, Inc. 144A
               sr. notes 9 3/8s, 2007 (In default)
               (NON)                                                    152,600
        81,047 Medex, Inc. bank term loan FRN
               Ser. B, 4s, 2009 (acquired
               various dates from 5/16/03 to
               6/16/03, cost $81,007) (RES)                              81,385
       380,000 Mediq, Inc. debs. zero %, 2009 (In
               default) (NON)                                                38
       495,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                    534,600
     1,080,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                         16,200
       195,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                       198,169
       405,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             399,938
       610,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           703,025
       360,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       360,000
        70,000 Service Corp. International debs.
               7 7/8s, 2013                                              68,425
        40,000 Service Corp. International notes
               7.2s, 2006                                                40,700
        15,000 Service Corp. International notes
               6 7/8s, 2007                                              15,225
        60,000 Service Corp. International notes
               6 1/2s, 2008                                              60,150
       790,000 Service Corp. International notes
               6s, 2005                                                 795,925
       145,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                     150,438
       390,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                            440,700
        40,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                      38,800
        10,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                               9,275
       320,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             296,800
        45,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                              43,200
     1,085,000 Triad Hospitals Holdings company
               guaranty Ser. B, 11s, 2009                             1,193,500
       285,000 Universal Hospital Services, Inc.
               144A sr. notes 10 1/8s, 2011                             297,825
       165,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                183,150
                                                                 --------------
                                                                     13,862,921

Homebuilding (1.0%)
-------------------------------------------------------------------------------
       240,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                    262,200
        80,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     87,600
       350,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                     388,500
       100,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     105,250
       325,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     318,500
       250,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                           295,938
       310,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                            337,900
       100,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                                108,500
       160,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                       159,200
       140,000 KB Home sr. sub. notes 9 1/2s, 2011                      155,400
       160,000 Meritage Corp. 144A sr. notes
               9 3/4s, 2011                                             177,600
       335,000 Ryland Group, Inc. sr. notes 9 3/4s,
               2010                                                     385,250
       210,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                            239,663
       100,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                   109,500
       205,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        218,581
       290,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    317,550
                                                                 --------------
                                                                      3,667,132

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
       430,000 Sealy Mattress Co. company guaranty
               Ser. B, 10 7/8s 2007                                     449,350
       430,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                     442,900
                                                                 --------------
                                                                        892,250

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------
       390,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                         423,150
       275,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                           281,875
       455,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     502,775
     2,290,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                          2,364,425
       151,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         160,438
       390,000 Host Marriott LP 144A sr. notes
               7 1/8s, 2013                                             390,000
       320,000 ITT Corp. notes 6 3/4s, 2005                             337,600
       870,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels  Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           950,475
       165,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                                174,488
       360,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                             385,200
        50,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 7/8s, 2012                       55,250
       210,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 3/8s, 2007                      226,275
                                                                 --------------
                                                                      6,251,951

Publishing (2.2%)
-------------------------------------------------------------------------------
        23,098 Affinity Group Holdings bank term
               loan FRN Ser. B1,  5.188s, 2009
               (acquired 5/27/03, cost $23,040)
               (RES)                                                     23,112
        57,746 Affinity Group Holdings bank term
               loan FRN Ser. B2,  5.152s, 2009
               (acquired 5/27/03, cost $57,601)
               (RES)                                                     57,782
       658,000 Affinity Group Holdings sr. notes
               11s, 2007                                                674,450
        96,667 Dex Media West, LLC bank term loan
               FRN 3.891s, 2010  (acquired 9/09/03,
               cost $96,667) (RES)                                       97,553
       600,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                             654,000
       290,000 Garden State Newspapers, Inc. sr.
               sub. notes 8 5/8s, 2011                                  305,225
        70,000 Garden State Newspapers, Inc. sr.
               sub. notes Ser. B, 8 3/4s, 2009                           72,188
       245,000 Hollinger International Publishing,
               Inc. sr. notes 9s, 2010                                  259,700
       820,595 Hollinger Participation Trust 144A
               sr. notes 12 1/8s,  2010 (Canada)
               (PIK)                                                    943,684
       290,000 Key3media Group, Inc. company
               guaranty 11 1/4s,  2011 (In default)
               (NON)                                                      2,900
        64,838 Moore Wallace bank term loan FRN
               Ser. B, 3.638s,  2010 (acquired
               3/13/03, cost $64,838) (RES)                              65,141
        94,239 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 3.924s,  2009 (acquired
               2/10/03, cost $90,234) (RES)                              92,678
       590,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                             609,175
       180,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             179,100
       435,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     443,700
        10,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                              8,650
       620,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   714,550
       124,060 RH Donnelley Finance Corp. I bank
               term loan FRN Ser. B,  5.147s, 2010
               (acquired 12/04/02, cost $124,060)
               (RES)                                                    126,093
        70,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                     78,488
       500,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   560,625
       250,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             298,125
        83,800 Sum Media bank term loan FRN Ser. B,
               3.61s, 2009  (acquired 2/04/03, cost
               $83,800) (RES)                                            84,036
       470,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    482,925
       390,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                     358,800
       245,000 Vertis, Inc. 144A sec. notes 9 3/4s,
               2009                                                     260,313
       155,000 Videotron Ltee 144A notes 6 7/8s,
               2014 (Canada)                                            160,038
       270,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                   290,250
       170,000 Von Hoffman Press, Inc. company
               guaranty FRN 10 3/8s, 2007                               174,250
       193,854 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                               180,284
       100,000 Von Hoffman Press, Inc. 144A company
               guaranty 10 1/4s, 2009                                   107,750
        36,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                        41,670
                                                                 --------------
                                                                      8,407,235

Retail (1.0%)
-------------------------------------------------------------------------------
        43,527 Advance Stores bank term loan FRN
               Ser. C, 3.99s, 2007  (acquired
               3/04/03, cost $43,527) (RES)                              43,826
       240,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                                249,600
       475,000 Autonation, Inc. company guaranty
               9s, 2008                                                 541,500
       180,000 Gap, Inc. (The) notes 6.9s, 2007                         195,750
       200,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                  217,000
       445,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                                 458,350
       620,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     664,950
        95,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                     100,225
        15,000 JC Penney Co., Inc. notes 8s, 2010                        16,688
       170,000 JC Penney Co., Inc. notes Ser. MTNA,
               7.05s, 2005                                              179,350
       109,414 PETCO Animal Supplies, Inc. bank
               term loan FRN Ser. D,  3.64s, 2009
               (acquired 8/06/03, cost $109,414)
               (RES)                                                    110,508
       750,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                     847,500
       270,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                    298,350
                                                                 --------------
                                                                      3,923,597

Technology (1.7%)
-------------------------------------------------------------------------------
       242,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                   280,115
        80,844 Amkor Technologies, Inc. bank term
               loan FRN 5.12s,  2006 (acquired
               4/17/03, cost $81,088) (RES)                              81,804
       210,000 Amkor Technologies, Inc. structured
               notes 12.58s,  2005 (issued by
               STEERS Credit Linked Trust 2000)                         220,500
       105,000 Avaya, Inc. sec. sr. notes 11 1/8s,
               2009                                                     123,375
       269,000 DigitalNet Holdings Inc. 144A sr.
               notes 9s, 2010                                           293,210
EUR    460,000 Getronics NV sub. notes 13s, 2008
               (Netherlands)                                            264,656
      $130,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             141,375
        94,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                     97,995
       720,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             750,600
        40,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                              31,000
       555,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              428,738
        30,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                              27,900
       570,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            583,538
       425,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       493,000
       305,000 SCG Holding & Semiconductor Corp.
               company guaranty  12s, 2009                              324,825
       335,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 364,313
        84,588 Telex Communications Group, Inc. sr.
               sub. notes Ser. A,  zero %, 2006                          46,523
       100,000 Xerox Capital Europe PLC company
               guaranty 5 7/8s, 2004 (United
               Kingdom)                                                 101,000
       420,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        380,100
       110,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                     124,575
       215,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                     209,625
EUR    100,000 Xerox Corp. sr. notes 9 3/4s, 2009                       128,434
      $575,000 Xerox Corp. sr. notes 7 5/8s, 2013                       586,500
       430,000 Xerox Corp. sr. notes 7 1/8s, 2010                       439,675
                                                                 --------------
                                                                      6,523,376

Textiles (0.4%)
-------------------------------------------------------------------------------
       300,000 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                            2,250
       160,000 Levi Strauss & Co. bank term loan
               FRN Ser. B, 10s, 2009  (acquired
               9/23/03, cost $160,000) RES)                             165,467
       505,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            419,150
       245,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                       263,681
       360,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             377,100
       330,000 William Carter Holdings Co. (The)
               company guaranty  Ser. B, 10 7/8s,
               2011                                                     372,900
                                                                 --------------
                                                                      1,600,548

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------
       120,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       102,600

Transportation (1.2%)
-------------------------------------------------------------------------------
       240,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                            225,600
       295,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                     259,600
        40,000 American Airlines, Inc. pass-through
               certificates Ser. 99-1,  7.024s,
               2009                                                      40,600
       530,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            466,400
       170,000 Continental Airlines, Inc.
               pass-through certificates Ser. D,
               7.568s, 2006                                             136,000
       510,000 CSX Corp. notes 6 1/4s, 2008                             559,805
       210,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1,  7.779s,
               2005                                                     191,846
       138,285 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1,  7.779s,
               2012                                                     118,234
       500,000 Evergreen International Aviation,
               Inc. 144A sec. notes  12s, 2010                          440,000
EUR    200,000 Fixed-Link Finance BV sec. notes
               Ser. B2-X, 7.85s,  2009
               (Netherlands)                                            153,424
      $500,000 Kansas City Southern Railway Co.
               company guaranty  9 1/2s, 2008                           555,000
       100,000 Kansas City Southern Railway Co.
               company guaranty  7 1/2s, 2009                           103,750
       380,000 Navistar International Corp. company
               guaranty Ser. B,  9 3/8s, 2006                           418,000
        85,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                    86,275
       115,000 Northwest Airlines, Inc. company
               guaranty 8 3/8s, 2004                                    115,000
       310,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                    294,500
       134,585 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                     138,117
       101,260 Pacer International, Inc. bank term
               loan FRN 4.477s, 2010  (acquired
               6/10/03, cost $101,742) (RES)                            102,019
       100,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                           115,000
       179,561 US Air, Inc. pass-through
               certificates Ser. 93-A2,
               9 5/8s, 2004 (In default) (NON)                           62,846
       113,407 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                          39,693
                                                                 --------------
                                                                      4,621,709

Utilities & Power (4.0%)
-------------------------------------------------------------------------------
        30,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      30,825
        17,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                      17,553
       420,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     449,925
       595,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             635,163
       505,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             470,913
       180,000 Allegheny Energy, Inc. notes 7 3/4s,
               2005                                                     182,700
       230,000 Avon Energy Partners Holdings 144A
               notes 7.05s, 2007  (United Kingdom)                      194,350
        20,000 Avon Energy Partners Holdings 144A
               notes 6.46s, 2008  (United Kingdom)                       17,885
       235,000 Calpine Canada Energy Finance
               company guaranty  8 1/2s, 2008
               (Canada)                                                 172,138
       124,688 Calpine Corp. bank term loan FRN
               6.9s, 2007  (acquired 7/11/03, cost
               $124,688) (RES)                                          116,411
       210,000 Calpine Corp. sr. notes 8 1/2s, 2011                     150,150
       685,000 Calpine Corp. sr. notes 7 7/8s, 2008                     482,925
       225,000 Calpine Corp. sr. notes 7 5/8s, 2006                     182,250
     1,050,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             960,750
       150,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                       160,909
       120,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                  136,354
        80,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     80,800
       500,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                     527,500
       120,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                     125,400
       100,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                             102,250
       160,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                             139,200
       980,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    1,063,300
        20,000 Dynegy-Roseton Danskamme company
               guaranty  Ser. A, 7.27s, 2010                             19,400
        65,000 Dynegy-Roseton Danskamme company
               guaranty  Ser. B, 7.67s, 2016                             57,850
       145,000 Edison Mission Energy sr. notes 10s,
               2008                                                     134,850
       200,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                             184,000
       170,000 Edison Mission Energy sr. notes
               7.73s, 2009                                              145,350
        80,000 El Paso CGP Co. notes 6 3/8s, 2009                        65,000
       360,000 El Paso Corp. sr. notes 7 3/8s, 2012                     297,000
       225,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                             170,438
       105,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                             100,275
        90,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                      88,650
       500,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                   480,000
        50,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                      50,063
       115,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                     120,319
        91,644 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                    101,725
       210,000 Midwest Generation LLC pass-through
               certificates Ser. A,  8.3s, 2009                         205,800
       150,000 Mirant Americas Generation, Inc. sr.
               notes 8.3s, 2011  (In default) (NON)                     124,500
       115,000 Mirant Americas Generation, Inc. sr.
               notes 7 5/8s, 2006  (In default)
               (NON)                                                     95,450
       150,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008  (In default) (NON)                     124,500
       150,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                       99,750
       360,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                     382,500
           206 Northeast Utilities notes Ser. A,
               8.58s, 2006                                                  225
       185,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    203,963
       185,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                  165,575
       205,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                235,750
       200,000 Pacific Gas & Electric Co. 144A sr.
               notes 7 3/8s, 2005 (In default)
               (NON)                                                    204,000
       460,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                     487,600
        85,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          86,386
       330,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             333,300
       260,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                             267,800
       490,000 Southern California Edison Co. 1st
               mtge. 8s, 2007                                           550,025
        50,000 Southern California Edison Co. notes
               6 3/8s, 2006                                              52,375
       170,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                     191,675
       100,000 Teco Energy, Inc. notes 7.2s, 2011                       100,750
       255,000 Teco Energy, Inc. notes 7s, 2012                         251,813
       205,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                     210,638
        40,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                      35,700
       355,000 Utilicorp Canada Finance Corp.
               company guaranty  7 3/4s, 2011
               (Canada)                                                 330,150
       320,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                             365,600
        80,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              83,600
        80,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              86,400
       290,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                             298,700
       400,000 Williams Cos., Inc. (The) notes
               Ser. A, 6 3/4s, 2006                                     412,000
       380,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                             416,100
       200,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                             202,000
        64,838 Williams Products bank term loan FRN
               4.9s, 2007  (acquired 6/04/03, cost
               $64,838) (RES)                                            65,364
       537,243 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                    376,070
                                                                 --------------
                                                                     15,460,630
                                                                 --------------
               Total Corporate bonds and notes
               (cost $197,520,823)                                 $201,727,119

Foreign government bonds and notes (17.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
EUR  2,000,000 Austria (Republic of) notes Ser. E
               MTN, 3.8s, 2013                                       $2,219,761
    $1,025,000 Brazil (Federal Republic of) bonds
               10 1/8s, 2027                                            962,475
       585,000 Brazil (Federal Republic of) bonds
               2.188s, 2012                                             493,623
       410,000 Brazil (Federal Republic of) notes
               9 1/4s, 2010                                             412,050
       820,000 Brazil (Federal Republic of) unsub.
               10s, 2011                                                840,500
       505,000 Bulgaria (Republic of) bonds 1.938s,
               2024                                                     498,688
     1,436,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                           1,629,860
CAD  4,650,000 Canada (Government of) bonds 6s,
               2011                                                   3,828,249
CAD  1,005,000 Canada (Government of) bonds 5 1/2s,
               2010                                                     806,044
CAD    410,000 Canada (Government of) bonds
               Ser. WL43, 5 3/4s, 2029                                  327,403
      $500,000 Chile (Republic of) bonds 5 1/2s,
               2013                                                     511,250
       191,151 Colombia (Republic of) bank guaranty
               9 3/4s, 2011                                             211,700
       945,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                            949,725
       245,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   263,743
     1,725,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          1,897,500
EUR    335,000 Colombia (Republic of) unsub. bonds
               Ser. 15A, 11 3/8s, 2008                                  431,423
    $2,055,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS,  7s (8s,
               8/15/04), 2030 (STP)                                   1,371,713
       290,000 El Salvador (Republic of) 144A bonds
               8 1/4s, 2032                                             276,225
       830,000 El Salvador (Republic of) 144A bonds
               7 3/4s, 2023                                             856,145
EUR    760,000 France (Government of) bonds 5 3/4s,
               2032                                                     984,050
EUR  1,470,000 France (Government of) bonds 5 1/2s,
               2010                                                   1,862,353
EUR    440,000 France (Government of) deb. 4s, 2009                     515,759
EUR  2,480,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      3,123,139
EUR    730,000 Hellenic Greece (Republic of) bonds
               3 1/2s, 2008                                             844,576
      $100,000 Indonesia (Republic of) FRN 2.005s,
               2006                                                      89,000
       250,000 Indonesia (Republic of) FRN 2.005s,
               2005                                                     232,500
EUR    655,000 Italy (Government of) treasury bonds
               4 3/4s, 2006                                             793,586
NZD  2,970,000 New Zealand (Government of) bonds
               8s, 2006                                               1,929,348
NZD  1,925,000 New Zealand (Government of) bonds
               6 1/2s, 2013                                           1,206,771
NZD  3,152,000 New Zealand (Government of) bonds
               Ser. 709, 7s, 2009                                     2,019,515
      $680,000 Philippines (Republic of) bonds
               9 7/8s, 2019                                             704,820
       825,000 Philippines (Republic of) notes
               8 1/4s, 2014                                             806,438
     1,720,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                   1,602,180
     3,481,250 Russia (Federation of) 144A unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                   3,242,784
       520,000 Russia (Ministry of Finance) deb.
               Ser. V, 3s, 2008                                         456,300
EUR    165,000 South Africa (Republic of) bonds
               5 1/4s, 2013                                             183,149
    $1,550,000 South Africa (Republic of) notes
               7 3/8s, 2012                                           1,738,325
SEK 16,800,000 Sweden (Government of) bonds 6 3/4s,
               2014                                                   2,465,215
SEK 14,640,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         2,285,681
      $775,000 Turkey (Republic of) notes 9 7/8s,
               2008                                                     866,063
       215,602 Ukraine (Government of) sr. notes
               Ser. REGS, 11s, 2007                                     237,701
EUR    127,401 Ukraine (Government of) sr. notes
               Ser. REGS, 10s, 2007                                     159,258
      $400,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                              398,600
GBP    425,000 United Kingdom treasury bonds
               8 3/4s, 2017                                             985,856
GBP    490,000 United Kingdom treasury bonds 5s,
               2012                                                     830,234
GBP  2,765,000 United Kingdom treasury bonds 5s,
               2004                                                   4,720,080
GBP  3,745,000 United Kingdom treasury bonds
               7 1/2s, 2006                                           6,847,395
      $725,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                     805,838
       925,000 United Mexican States notes 8 1/8s,
               2019                                                   1,022,125
       540,000 United Mexican States notes 7 1/2s,
               2012                                                     602,100
       350,000 United Mexican States notes 5 7/8s,
               2014                                                     343,000
       345,000 United Mexican States notes 4 5/8s,
               2008                                                     345,863
       990,000 Venezuela (Republic of) bonds
               9 1/4s, 2027                                             796,950
     1,178,540 Venezuela (Republic of) FRB 1 7/8s,
               2007                                                   1,090,150
       255,000 Venezuela (Republic of) 144A notes
               10 3/4s, 2013                                            241,613
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $59,888,918)                             $66,166,392

U.S. government and agency obligations (10.1%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (3.3%)
-------------------------------------------------------------------------------
       $31,854 Federal Home Loan Mortgage
               Corporation 7 1/2s, May 1, 2027                          $34,018
               Federal National Mortgage
               Association Pass-Through
               Certificates
        16,640 8s, July 1, 2024                                          18,097
       137,372 7 1/2s, with due dates from January
               1, 2030 to August 1, 2030                                146,423
       340,440 6 1/2s, August 1, 2032                                   353,732
     4,684,000 6 1/2s, TBA, November 1, 2032                          4,865,505
     1,929,100 5s, TBA, November 1, 2033                              1,902,575
               Government National Mortgage
               Association Pass-Through
               Certificates
     5,279,511 5s, with due dates from December 15,
               2032 to October 15, 2033                               5,223,478
                                                                 --------------
                                                                     12,543,828

U.S. Treasury Obligations (6.8%)
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
     5,440,000 7 1/2s, November 15, 2016                              6,880,115
     3,423,000 6 1/4s, May 15, 2030                                   3,913,851
     5,965,000 6 1/4s, August 15, 2023                                6,732,063
         3,000 4s, November 15, 2012                                      2,955
     6,060,000 U.S. Treasury Notes 1 5/8s, March
               31, 2005                                               6,071,363
     7,990,000 U.S. Treasury Strip zero %, November
               15, 2024                                               2,475,110
                                                                 --------------
                                                                     26,075,457
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $37,532,405)                       $38,619,285

Asset-backed securities (7.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $132,000 Aames Mortgage Trust FRN Ser. 03-1,
               Class M6, 4.12s, 2033                                   $110,649
       227,561 ABSC Nims Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                        222,441
               Ameriquest Mortgage Securities, Inc.
        50,000 FRB Ser. 03-8, Class MV6, 4.87s,
               2033                                                      42,119
        40,000 FRN Ser. 02-4, Class M4, 4.87s, 2033                      34,420
       228,000 FRN Ser. 03-1, Class M4, 4.2s, 2033                      191,355
        56,000 FRN Ser. 03-10, Class MV6, 4.87s,
               2033                                                      46,480
        90,000 FRN Ser. 03-AR3, Class M5, 4.87s,
               2033                                                      85,391
               Amortizing Residential Collateral
               Trust
    10,510,909 Ser. 02-BC1, Class A, Interest Only
               (IO), 6s, 2005                                           352,160
       211,000 FRN Ser. 02-BC5, Class B, 3.37s,
               2032                                                     180,174
       240,661 AQ Finance NIM Trust Ser. 03-N1,
               Class Note, 9.37s, 2033                                  240,655
               AQ Finance NIM Trust 144A
       485,827 Ser. 03-N2, Class Note, 9.3s, 2033                       485,827
       109,487 Ser. 03-N9A, Class NOTE, 7.385s,
               2033                                                     109,487
        43,173 Arc Net Interest Margin Trust Ser.
               02-5A, Class A, 7 3/4s, 2032                              42,896
               Arc Net Interest Margin Trust 144A
        73,713 Ser. 02-1A, Class A, 7 3/4s, 2032                         73,701
       147,034 Ser. 02-8A, Class A1, 7 3/4s, 2032                       145,823
       208,000 Arcap REIT, Inc. 144A Ser. 03-1A,
               Class E, 6.33s, 2038                                     209,950
       100,000 Argent Securities, Inc. FRB Ser.
               03-W1, Class MV6, 4.87s, 2033                             79,413
               Asset Backed Funding Certificates
       208,000 FRB Ser. 03-OPT1, Class M6, 4.62s,
               2031                                                     184,242
       236,000 FRB Ser. 03-WF1, Class M3, 4.17s,
               2032                                                     236,000
        72,000 FRB Ser. 03-WF1, Class M4, 4.37s,
               2032                                                      66,113
        22,106 Asset Backed Funding Corp. NIM Trust
               Ser. 02-WF1,  9.32s, 2032                                 22,106
               Asset Backed Securities Corp. Home
               Equity Loan Trust
       136,000 FRB Ser. 02-HE3, Class M4, 4.12s,
               2032                                                     118,077
        86,000 FRB Ser. 03-HE5, Class M5, 5.37s,
               2033                                                      74,390
       202,000 FRN Ser. 03-HE1, Class M4, 5.62s,
               2033                                                     177,094
       213,000 FRN Ser. 03-HE3, Class M5, 5.12s,
               2033                                                     182,378
       197,000 FRN Ser. 03-HE6, Class M6, 5.12s,
               2033                                                     172,178
       439,000 FRN Ser. 2003-HE2, Class M4, 4.97s,
               2033                                                     423,023
       183,334 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A,  Class G1, 1.82s,
               2033                                                     183,334
     1,004,000 Bank One Issuance Trust FRN Ser.
               02-C1, Class C1, 2.08s, 2009                             998,000
               Bayview Financial Acquisition Trust
       540,000 Ser. 02-CA, Class A, IO, 5.7s, 2004                       23,288
    17,168,580 Ser. 03-X, Class A, IO, 1.36s, 2006                      284,355
       373,867 FRN Ser. 01-DA, Class M3, 2.52s,
               2031                                                     370,129
               CDC Mortgage Capital Trust
       140,000 FRB Ser. 03-HE3, 4.87s, 2033                             116,608
       169,998 FRN Ser. 03-HE2, Class B3, 4.87s,
               2033                                                     145,139
         8,927 Chase Funding Net Interest Margin
               Ser. 02-2, 8 1/2s, 2035                                    8,905
               Chase Funding Net Interest Margin
               144A
        44,087 Ser. 02-4A, Class Note, 8 1/2s, 2035                      44,144
        73,433 Ser. 03-1A, 8 3/4s, 2004                                  73,341
       351,074 Ser. 03-4A, Class NOTE, 6 3/4s, 2036                     350,744
       190,332 Ser. 2003-2A, Class NOTE, 8 3/4s,
               2035                                                     190,332
               Conseco Finance Securitizations Corp.
       135,000 Ser. 00-2, Class A4, 8.48s, 2021                         139,871
     2,365,000 Ser. 00-4, Class A6, 8.31s, 2032                       2,057,376
       600,000 Ser. 00-6, Class M2, 8.2s, 2032                          300,000
        12,000 Ser. 01-04, Class A4, 7.36s, 2019                         11,192
         9,000 Ser. 01-3, Class A3, 5.79s, 2024                           8,816
       269,000 Ser. 01-3, Class A4, 6.91s, 2033                         243,227
       561,000 Ser. 01-4, Class B1, 9.4s, 2010                          196,350
     1,584,103 Ser. 02-1, Class A, 6.681s, 2032                       1,609,255
       200,000 Ser. 01-3, Class M2, 7.44s, 2033                          66,000
       394,000 Consumer Credit Reference IDX
               Securities FRB  Ser. 02-1A, Class A,
               3.14s, 2007                                              392,881
               First Franklin Mortgage Loan Asset
               Backed Certificates
        92,000 Ser. 03-FF3, 4.12s, 2033                                  86,183
       101,000 FRB Ser. 03-FF4, Class M6, 4.92s,
               2033                                                      91,878
       252,859 First Franklin NIM Trust Ser.
               03-FF3A, Class A, 6 3/4s, 2033                           251,877
       272,047 First Plus 144A Ser. 98-A, Class A,
               8 1/2s, 2023                                             195,874
               Granite Mortgages PLC
EUR    780,000 Ser. 03-2, Class 2C1, 5.2s, 2010
               (United Kingdom)                                         892,995
GBP    585,000 FRN Ser. 03-2, Class 3C, 5.323s,
               2043 (United Kingdom)                                    992,687
               Green Tree Financial Corp.
      $135,529 Ser. 95-F, Class B2, 7.1s, 2021                          123,332
        87,126 Ser. 99-3, 6.16s, 2031                                    88,379
       678,000 Ser. 99-5, Class A5, 7.86s, 2030                         596,248
     1,130,486 Greenpoint Manufactured Housing Ser.
               00-3, Class IA,  8.45s, 2031                             976,966
               GSAMP Trust
        55,488 Ser. 02-HE2N, Class Note, 8 1/4s,
               2032                                                      55,594
       117,000 FRB Ser. 03-FM1, Class B3, 5.62s,
               2033                                                     104,423
       159,847 GSAMP Trust 144A Ser. 03-HE1N, Class
               NOTE, 7 1/4s, 2033                                       159,748
               Home Equity Asset Trust
        50,941 Ser. 02-1N, Class A, 8s, 2032                             50,304
       208,000 FRB Ser. 03-5, Class B3, 5.62s, 2033                     185,167
               Home Equity Asset Trust 144A
       347,023 Ser. 02-5N, Class A, 8s, 2033                            340,083
       138,478 Ser. 03-4N, Class A, 8s, 2033                            137,564
       685,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL,
               3.87s, 2037 (Cayman Islands)                             633,694
       415,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.119s, 2036 (Cayman
               Islands)                                                 415,000
       299,828 Long Beach Asset Holdings Corp. 144A
               Ser. 2003-2,  Class N1, 7.627s, 2033                     299,641
       165,303 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4,  Class N1,
               6.535s, 2033                                             165,251
       229,000 Long Beach Mortgage Loan Trust FRN
               Ser. 03-3, Class M4,  4.62s, 2033                        187,780
       568,528 Madison Avenue Manufactured Housing
               Contract FRN  Ser. 02-A, Class B1,
               4.37s, 2032                                              369,543
               Master Asset Backed Securities Trust
               FRB
        74,000 Ser. 03-NC1, Class M6, 5.12s, 2033                        61,507
       112,000 Ser. 03-OPT1, Class MV5, 4.62s, 2032                      99,833
       287,000 Ser. 03-OPT2, Class M5, 4.87s, 2033                      254,590
               Merrill Lynch Mortgage Investors, Inc.
       180,646 Ser. 03-WM3N, Class N1, 8s, 2005                         178,949
       373,000 FRB Ser. 03-WMC1, Class B2, 4.12s,
               2033                                                     347,240
       163,000 FRB Ser. 03-WMC3, Class B3, 4.12s,
               2034                                                     137,553
               Mid-State Trust
       296,888 Ser. 10, Class B, 7.54s, 2036                            262,931
       239,401 Ser. 11, Class B, 8.221s, 2038                           225,804
       216,000 Morgan Stanley ABS Capital I FRN
               Ser. 03-NC10, Class B3,  4.87s, 2033                     180,984
       114,779 Morgan Stanley ABS Capital I 144A
               Ser. 03-NC9N,  Class NOTE, 7.6s,
               2033                                                     114,779
               Morgan Stanley Capital I
       193,000 FRB Ser. 02-NC6, Class B2, 4.87s,
               2032                                                     168,341
       256,000 FRB Ser. 03-NC8, Class B3, 4.87s,
               2033                                                     215,160
       218,000 FRN Ser. 03-NC6, Class B3, 4.87s,
               2033                                                     183,782
               Morgan Stanley Dean Witter Capital I
       210,000 FRN Ser. 01-NC3, Class B1, 3.57s,
               2031                                                     193,288
       195,000 FRN Ser. 01-NC4, Class B1, 3.62s,
               2032                                                     177,384
       350,000 FRN Ser. 02-AM2, Class B1, 3.37s,
               2032                                                     313,241
       193,000 FRN Ser. 02-HE1, Class B1, 2.92s,
               2032                                                     181,684
        26,740 Morgan Stanley Dean Witter Capital I
               144A Ser. 01-NC4N,  Class Note,
               8 1/2s, 2032                                              26,762
       218,000 New Century Home Equity Loan Trust
               FRN Ser. 03-2,  Class M4, 4.72s,
               2033                                                     185,845
        33,547 NovaStar Caps Trust Ser. 02-C1,
               Class A, 7.15s, 2031                                      33,547
               Option One Mortgage Loan Trust
       203,000 FRB Ser. 03-6, Class M6, 4.62s, 2033                     174,174
               Option One Mortgage Loan Trust
        50,000 FRN Ser. 02-6, Class M4, 4.12s, 2032                      46,324
       205,000 FRN Ser. 03-3, Class M6, 4.62s, 2033                     182,386
        66,240 Option One Mortgage Securities Corp.
               Ser. 02-2A,  Class CFTS, 8.83s, 2032                      66,240
               Option One Mortgage Securities Corp.
               144A
        69,017 Ser. 02-1, Class CTFS, 6 3/4s, 2032                       68,726
        96,915 Ser. 03-5, 6.9s, 2033                                     96,915
       115,429 Option One Mortgage Securities Corp.
               NIM Trust 144A  Ser. 2003-2B, Class
               N1, 7.63s, 2033 (Cayman Islands)                         115,357
       490,310 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A,  Class A4FL,
               6.62s, 2012                                              489,061
     2,246,311 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1,  Class A, IO,
               5 3/4s, 2005                                             142,500
       228,640 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                           239,357
               SAIL Net Interest Margin Notes 144A
       229,478 Ser. 03-7A, Class A, 7s, 2033                            227,775
        71,229 Ser. 03-8A, Class A, 7s, 2033                             70,870
        81,401 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                          81,316
       380,783 Ser. 03-BC2A, Class A, 7 3/4s, 2033                      379,677
        69,200 Sasco Arc Net Interest Margin Notes
               Ser. 02-BC10,  Class A, 7 3/4s, 2033                      68,571
               Sasco Arc Net Interest Margin Notes
               144A
       219,141 Ser. 03-3, Class A, 7 3/4s, 2033                         218,040
       416,229 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         416,107
       359,668 Ser. 03-AM1, Class A, 7 3/4s, 2033                       357,914
       150,307 Sasco Arc Net Interest Margin Trust
               144A Ser. 03-BC1,  Class B, zero %,
               2033                                                     107,634
       144,000 Saxon Asset Securities Trust FRB
               Ser. 03-3, Class M6, 5.12s, 2033                         124,133
       186,036 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A,  6.656s, 2033                        186,036
        80,643 SHARP 144A Ser. 03-TC1N, 7 3/4s,
               2033                                                      80,643
               Structured Asset Investment Loan
               Trust
       519,000 Ser. 03-BC1, Class M3, 4.12s, 2033                       514,378
       407,280 Ser. 03-BC1A, Class A, 7 3/4s, 2033                      405,300
     4,967,191 Ser. 03-BC2, Class A, IO, 6s, 2005                       295,336
       100,000 Ser. 03-BC2, Class B, 7s, 2033                            94,260
     1,572,000 Ser. 03-BC8, Class A, IO, 6s, 2005                       113,464
       200,000 FRN Ser. 2003-BC3, Class B, 4.62s,
               2033                                                     178,813
       215,000 Structured Asset Securities Corp.
               FRN Ser. 02-HF2,  Class M3, 3.12s,
               2032                                                     182,868
       212,000 TIAA Commercial Real Estate
               Securitization Ser. 02-1A,  Class
               IV, 6.84s, 2037                                          175,181
       254,000 TIAA Commercial Real Estate
               Securitization 144A Ser. 03-1A,
                Class E, 8s, 2038                                       228,472
     1,597,000 Washington Mutual Ser. 03-S1, Class
               A11, IO, 5 1/2s, 2033                                    188,702
       492,000 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                  489,771
                                                                 --------------
               Total Asset-backed securities
               (cost $33,720,665)                                   $29,871,545

Collateralized mortgage obligations (5.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,594,152 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, IO,  0.875104s, 2017                        $70,529
       757,000 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1,  Class A2, 7s, 2011                          852,808
     1,143,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2011                    1,171,379
    24,138,182 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1,  Class X, IO,
               1.062253s, 2023                                          791,204
               Fannie Mae
           818 Ser. 92-15, Class L, IO, 1037.606s,
               2022                                                      11,919
       114,617 Ser. 98-51, Class SG, IO, 24.44s,
               2022                                                      44,986
       667,677 Ser. 02-36, Class SJ, 17.325s, 2029                      741,017
       374,116 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                      407,553
         6,557 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                        7,143
         2,805 Ser. 02-14, Class A2, 7 1/2s, 2042                         3,056
       457,614 Ser. 01-T10, Class A2, 7 1/2s, 2041                      498,514
         7,717 Ser. 01-T8, Class A1, 7 1/2s, 2041                         8,407
     1,769,750 Ser. 01-T7, Class A1, 7 1/2s, 2041                     1,927,923
       258,210 Ser. 01-T3, Class A1, 7 1/2s, 2040                       281,288
       782,534 Ser. 01-T1, Class A1, 7 1/2s, 2040                       852,474
       312,107 Ser. 99-T2, Class A1, 7 1/2s, 2039                       340,002
       168,516 Ser. 00-T6, Class A1, 7 1/2s, 2030                       183,577
       772,616 Ser. 01-T4, Class A1, 7 1/2s, 2028                       841,669
         1,751 Ser. 02-W3, Class A5, 7 1/2s, 2028                         1,907
     1,934,247 Ser. 02-9, Class MS, IO, 6.98s, 2032                     165,620
     1,446,644 Ser. 02-36, Class QH, IO, 6.93s,
               2029                                                      85,442
       294,907 Ser. 02-29, Class SL, IO, 6.93s,
               2029                                                       5,806
       885,934 Ser. 02-63, Class SN, IO, 6.88s,
               2032                                                      75,304
       822,594 Ser. 02-52, Class SL, IO, 6.88s,
               2032                                                      64,394
     1,515,122 Ser. 02-92, Class SA, IO, 6.83s,
               2033                                                     202,648
       699,007 Ser. 02-28, Class SA, IO, 6.68s,
               2032                                                      57,122
       807,311 Ser. 03-7, Class SM, IO, 6.63s, 2023                      34,058
     2,263,371 Ser. 03-49, Class TS, IO, 6.58s,
               2018                                                     296,714
       983,123 Ser. 03-14, Class KS, IO, 6.48s,
               2017                                                      86,945
       500,810 Ser. 03-23, Class SC, IO, 6.43s,
               2033                                                      39,809
     1,839,400 Ser. 03-41, Class SP, IO, 6.08s,
               2015                                                     158,361
       841,336 Ser. 03-58, IO, 6s, 2033                                 167,216
     1,081,767 Ser. 03-26, Class IG, IO, 6s, 2033                       198,099
       692,747 Ser. 322, Class 2, IO, 6s, 2032                          127,509
       877,750 Ser. 318, Class 2, IO, 6s, 2032                          157,446
       339,276 Ser. 01-74, Class MI, IO, 6s, 2015                        25,577
           581 Ser. 02-27, Class IA, IO, 6s, 2013                             1
     6,262,611 Ser. 03-34, IO, 5.98s, 2032                              643,875
     5,343,175 Ser. 03-34, Class ES, IO, 5.88s,
               2033                                                     549,345
     2,137,290 Ser. 03-34, Class SG, IO, 5.88s,
               2033                                                     223,080
       945,565 Ser. 343, Class 14, IO, 5 1/2s, 2033                     211,718
       986,603 Ser. 343, Class 15, IO, 5 1/2s, 2033                     221,986
       449,277 Ser. 343, Class 17, IO, 5 1/2s, 2033                     103,123
     1,465,569 Ser. 329, Class 2, IO, 5 1/2s, 2033                      345,783
     1,366,069 Ser. 03-45, Class PI, IO, 5 1/2s,
               2029                                                     174,976
     1,847,221 Ser. 03-37, Class IC, IO, 5 1/2s,
               2027                                                     205,503
     2,881,111 Ser. 03-63, Class SE, IO, 5.48s,
               2031                                                     323,225
               Fannie Mae
     3,061,442 Ser. 03-23, Class AI, IO, 5s, 2017                       362,965
     1,043,600 Ser. 03-24, Class IC, IO, 5s, 2015                       174,128
     7,415,773 Ser. 03-W10, Class 3A, IO, 2.22s,
               2043                                                     314,012
     6,213,307 Ser. 03-W10, Class 1A, IO, 2.204s,
               2043                                                     266,007
     7,147,991 Ser. 00-T6, IO, 0.745s, 2030                             155,245
       104,810 Ser. 02-97, Principal Only (PO),
               zero %, 2033                                              91,022
       146,475 Ser. 99-51, Class N, PO, zero %,
               2029                                                     126,884
       107,069 Ser. 99-52, Class MO, PO, zero %,
               2026                                                     104,875
        38,903 Ser. 96-5, Class PB, PO, zero %,
               2024                                                      37,880
         8,344 Federal Home Loan Mortgage Corp.
               Structured  Pass-Through Securities
               Ser. T-58, Class 4A, 7 1/2s, 2043                          9,076
     8,289,173 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO, 1.654s, 2020                          574,978
               Freddie Mac
       723,300 Ser. 2412, Class GS, FRN, 18.018s,
               2032                                                     867,056
       274,451 Ser. 2478, Class SY, IO, 7.03s, 2021                      14,937
       329,056 Ser. 2448, Class SE, IO, 6.98s, 2029                       8,638
     1,487,200 Ser. 2448, Class SM, IO, 6.88s, 2032                     204,490
     1,604,832 Ser. 2579, Class GS, IO, 6.53s, 2017                     143,751
     2,996,015 Ser. 216, IO, 6s, 2032                                   529,920
       786,800 Ser. 2515, Class IG, IO, 5 1/2s,
               2032                                                     257,648
       404,800 Ser. 2590, Class IH, IO, 5 1/2s,
               2028                                                     110,308
       361,180 Ser. 215, Class PO, PO, zero %, 2031                     324,836
       302,052 Ser. 2235, PO, zero %, 2030                              259,623
               2 Ser. 2078, C2
               Government National Mortgage
               Association
       210,884 Ser. 02-36, Class SD, IO, 7.03s,
               2029                                                       4,150
       564,048 Ser. 02-51, Class SA, IO, 6.98s,
               2032                                                      20,813
       653,161 Ser. 02-29, Class SX, IO, 6.93s,
               2029                                                      18,778
        79,487 Ser. 02-40, Class IB, IO, 6 1/2s,
               2028                                                       1,528
     1,012,540 Ser. 01-43, Class SJ, IO, 6.48s,
               2029                                                      52,051
       312,897 Ser. 01-43, Class SD, IO, 6.44s,
               2028                                                       4,318
     1,768,410 Ser. 01-19, Class S, IO, 6.38s, 2031                     165,788
     2,729,722 Ser. 03-83, Class SI, IO, 5.38s,
               2032                                                     239,277
     1,740,298 Ser. 02-47, Class SM, IO, 4.85s,
               2032                                                     104,418
       155,563 Ser. 98-2, Class EA, PO, zero %,
               2028                                                     134,903
       726,388 Hermione (European Loan Conduit No.
               14) 144A FRB  Class A, 4.102s, 2011
               (Ireland)                                              1,230,512
     4,451,841 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, IO,  2.513s, 2028                       307,532
     1,728,504 Merrill Lynch Mortgage Trust 144A
               Ser. 02-MW1,  Class XP, IO, 1.616s,
               2034                                                     120,455
     3,606,024 Mortgage Capital Funding, Inc. Ser.
               97-MC2, Class X,  IO, 1.33s, 2012                        136,055
               Starwood Asset Receivables Trust
               144A
       105,000 FRB Ser. 03-1A, Class F, 2.22s, 2022                     105,063
       135,000 FRB Ser. 03-1A, Class E, 2.17s, 2022                     135,081
       140,000 FRB Ser. 03-1A, Class A2, 1.47s,
               2022                                                     140,084
       100,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA,  Class D3,
               6.943s, 2013                                             106,941
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $21,300,021)                       $21,954,068

Preferred stocks (1.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         3,756 Chevy Chase Preferred Capital Corp.
               Ser. A, $5.188 pfd.                                     $215,031
        10,460 CSC Holdings, Inc. Ser. M, $11.125
               cum. pfd.                                              1,090,454
        27,930 Diva Systems Corp. Ser. C, 6.00%
               cum. pfd.                                                    279
         7,700 Doane Pet Care Co. $7.125 pfd.                           308,000
           538 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                               564,900
           329 Dobson Communications Corp. 12.25%
               pfd. (PIK)                                               345,471
           210 First Republic Capital Corp. 144A
               10.50% pfd.                                              220,500
         6,895 iStar Financial, Inc. $1.95 cum.
               pfd.                                                     179,270
            26 Leiner Health Products Ser. C, zero % pfd.                     1
         8,795 Lodgian, Inc. Ser. A, $7.06 cum.
               pfd. (PIK)                                               195,689
            58 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                             638
         1,906 Microcell Telecommunications, Inc.
               zero % pfd. (Canada)                                      24,528
           718 North Atlantic Trading Co. 12.00%
               pfd. (PIK)                                                12,206
            11 NTL Europe, Inc. Ser. A, zero % cum.
               pfd.                                                          53
            44 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK)                                          413,600
           676 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                    419,120
                                                                 --------------
               Total Preferred stocks
               (cost $4,583,538)                                     $3,989,740

Common stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,153 Alderwoods Group, Inc. (NON)                              $8,590
       350,000 AMRESCO Creditor Trust (NON) (R)                           9,800
           958 Archibald Candy Corp. (NON)                                2,730
         7,792 Aurora Foods, Inc. (NON)                                     218
         1,941 Birch Telecom, Inc. (NON)                                  6,716
           244 Comdisco Holding Co., Inc. (NON)                          16,348
         9,324 Conseco, Inc. (NON)                                      190,210
     1,883,299 Contifinancial Corp. Liquidating
               Trust Units                                               28,249
         8,378 Covad Communications Group, Inc.
               (NON)                                                     36,696
         5,442 Dobson Communications Corp. (NON)                         47,182
         1,228 Genesis Health Ventures, Inc. (NON)                       33,033
        18,922 Globix Corp. (NON)                                        77,580
         4,442 Jasper Energy 144A (NON)                                     278
        10,420 Lodgian, Inc. (NON)                                       79,609
        60,000 Loewen Group International, Inc.
               (NON)                                                          6
           947 Mariner Health Care, Inc. (NON)                           11,733
           810 Mediq, Inc. (NON)                                             81
           480 Metrocall Holdings, Inc. (NON)                            15,600
            16 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                       201
         1,894 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                    24,503
         7,221 Millennium Chemicals, Inc.                                72,354
       470,000 Morrison Knudsen Corp. (NON)                              59,925
        15,092 Pioneer Cos., Inc. (NON)                                  75,913
         2,642 Polymer Group, Inc. Class A (NON)                         13,871
           480 Premium Holdings (LP) 144A (NON)                          10,315
         1,004 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                1,756,755
            91 Quorum Broadcast Holdings, Inc.
               Class E (acquired 5/15/01, cost
               $90,498) (RES) (NON)                                      48,471
        45,630 Regal Entertainment Group (NON)                          841,873
           129 Sterling Chemicals, Inc. (NON)                             2,193
           467 Sun Healthcare Group, Inc. (NON)                           3,124
       503,130 VFB LLC (NON)                                             95,595
         1,154 Washington Group International, Inc.
               (NON)                                                     31,989
           139 WilTel Communications, Inc. (NON)                          2,464
             1 WorldCom, Inc. -- WorldCom Group (NON)                         1
           909 York Research Corp. 144A (NON)                                57
                                                                 --------------
               Total Common stocks
               (cost $10,092,780)                                    $3,604,263

Brady bonds (0.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,010,000 Argentina (Government of) FRB
               Ser. L-GL, 2.063s, 2023                                 $489,850
       795,000 Argentina (Republic of) govt.
               guaranty Ser. L-GP, 6s, 2023 (In
               default) (NON)                                           385,575
       258,596 Brazil (Federal Republic of) bonds
               8s, 2014                                                 242,124
       625,000 Brazil (Federal Republic of) govt.
               guaranty FRB Ser. RG,  2.063s, 2012                      527,375
       911,800 Peru (Republic of) bonds Ser. PDI,
               5s, 2017                                                 851,439
       225,000 Peru (Republic of) coll. FLIRB
               4 1/2s, 2017 (acquired  various
               dates from 5/14/03 to 8/23/03, cost
               $156,000) (RES)                                          199,688
       880,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       781,000
                                                                 --------------
               Total Brady bonds (cost $2,972,928)                   $3,477,051

Convertible bonds and notes (0.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $60,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             $56,700
       505,000 American Tower Corp. cv. notes 5s,
               2010                                                     475,963
       280,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                             280,700
       125,000 CenterPoint Energy, Inc. 144A cv.
               sr. notes 3 3/4s, 2023                                   134,063
     1,210,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                       1,210
       145,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 4 3/4s, 2006                                  139,563
         9,000 Millicom International Cellular SA
               144A cv. bonds zero %,
               2006 (Luxembourg) (PIK)                                   27,000
       750,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                           862,500
        50,000 Rogers Communications cv. debs. 2s,
               2005 (Canada)                                             45,813
        20,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                            19,300
                                                                 --------------
               Total Convertible bonds and notes
               (cost $2,722,600)                                     $2,042,812

Convertible preferred stocks (0.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         4,915 Crown Castle International Corp.
               $3.125 cv. pfd.                                         $208,273
           996 Knology, Inc. 144A Ser. D, zero %
               cv. pfd.                                                     996
         2,600 LTV Corp. 144A $4.125 cv. pfd. (In
               default) (NON)                                                26
         2,910 Omnicare, Inc. zero % cv. pfd.                           170,963
            32 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                     249,600
         4,014 Telex Communications, Inc. zero %
               cv. pfd. (In default) (NON)                                4,013
         3,690 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 241,695
                                                                 --------------
               Total Convertible preferred stocks
               (cost $886,338)                                         $875,566

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
       641,000 HMP Equity Holdings Corp. units zero %, 2008            $320,500
           376 XCL Equity Units zero %                                  167,075
                                                                 --------------
               Total Units (cost $1,239,290)                           $487,575

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           560 Dayton Superior Corp. 144A            6/15/09                 $1
         1,174 Diva Systems Corp. 144A               5/15/06                 12
             2 Doe Run Resources Corp. 144A          12/31/12                 1
           150 MDP Acquisitions PLC 144A (Ireland)   10/1/13                375
         1,173 Microcell Telecommunications
               (Canada)                              5/1/08               1,914
           704 Microcell Telecommunications
               (Canada)                              5/1/05                 748
           210 Mikohn Gaming Corp. 144A              8/15/08                525
           220 ONO Finance PLC 144A (United
               Kingdom)                              2/15/11                  1
           230 Pliant Corp. 144A                     6/1/10                 115
           261 Solutia, Inc. 144A                    7/15/09              6,003
         1,169 Sun Healthcare Group, Inc.            2/28/05                  1
           570 Travel Centers of America, Inc. 144A  5/1/09               5,700
           900 Ubiquitel, Inc. 144A                  4/15/10                  9
       645,000 United Mexican States Ser. B
               (Mexico) (Rights)                     6/30/04              5,805
       645,000 United Mexican States Ser. C
               (Mexico) (Rights)                     6/30/05              1,613
       645,000 United Mexican States Ser. D
               (Mexico) (Rights)                     6/30/06                645
       645,000 United Mexican States Ser. E
               (Mexico) (Rights)                     6/30/07                323
            20 Versatel Telecom NV (Netherlands)     5/15/08                  1
           711 Washington Group International, Inc.
               Ser. A                                1/25/06              4,302
           813 Washington Group International, Inc.
               Ser. B                                1/25/06              3,699
           439 Washington Group International, Inc.
               Ser. C                                1/25/06              1,752
           320 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10              8,320
                                                                 --------------
               Total Warrants (cost $330,689)                           $41,865

Short-term investments (2.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $941,000 U.S. Treasury Bill zero %, November
               6, 2003 (SEG)                                           $940,860
     9,000,000 Interest in $300,000,000 joint
               repurchase agreement  dated October
               31, 2003 with Bank of America due
               November 3, 2003 with respect to
               various U.S. Government  obligations
               -- maturity value of $9,000,788 for
               an effective  yield of 1.05%                           9,000,000
                                                                 --------------
               Total Short-term investments (cost $9,940,860)        $9,940,860
-------------------------------------------------------------------------------
               Total Investments
               (cost $382,731,855)                                 $382,798,141
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $382,818,330.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2003 was $8,564,648 or 2.2% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at October 31, 2003.


------------------------------------------------------------------------------------------------------
Forward currency contracts to buy at October 31, 2003
(aggregate face value $30,340,466)
------------------------------------------------------------------------------------------------------
                                         Market         Aggregate          Delivery        Unrealized
                                          value        face value              date      appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                  $10,504,809        $9,672,114          12/17/03          $832,695
British Pounds                        2,442,920         2,324,291          12/17/03           118,629
Canadian Dollar                       1,828,743         1,817,375          12/17/03            11,368
Japanese Yen                         17,083,714        16,136,742          12/17/03           946,972
Swedish Krona                           168,934           162,889          12/17/03             6,045
Swiss Franc                             239,973           227,055          12/17/03            12,918
------------------------------------------------------------------------------------------------------
                                                                                           $1,928,627
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Forward currency contracts to sell at October 31, 2003
(aggregate face value $38,655,752)
------------------------------------------------------------------------------------------------------
                                         Market         Aggregate          Delivery        Unrealized
                                          value        face value              date      depreciation
------------------------------------------------------------------------------------------------------
British Pounds                       $7,527,775        $7,155,369          12/17/03         $(372,406)
Canadian Dollar                       4,053,563         3,847,140          12/17/03          (206,423)
Danish Krone                          1,305,769         1,259,985          12/17/03           (45,784)
Euro                                 16,736,922        15,871,811          12/17/03          (865,111)
Japanese Yen                          1,497,100         1,452,325          12/17/03           (44,775)
New Zealand Dollars                   5,202,894         4,806,574          12/17/03          (396,320)
Swedish Krona                         4,628,787         4,262,548          12/17/03          (366,239)
------------------------------------------------------------------------------------------------------
                                                                                          $(2,297,058)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Futures contracts outstanding at October 31, 2003
------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
                                         Market         Aggregate        Expiration     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
3 Month Eurodollar (Long)           $17,661,950       $17,650,620            Sep-06           $11,330
3 Month Eurodollar (Long)            16,983,200        17,020,064            Jun-06           (36,864)
3 Month Eurodollar (Short)           18,119,825        18,140,991            Sep-04            21,166
3 Month Eurodollar (Short)           17,457,125        17,474,933            Jun-04            17,808
Euro-Bobl 5 yr (Long)                 8,198,214         8,133,090            Dec-03            65,124
Euro-Bund 10 yr (Long)               11,794,440        11,709,125            Dec-03            85,315
Interest Rate Swap 10 yr (Long          876,750           866,069            Dec-03            10,681
Japanese Government Bond
10 yr (Long)                          6,852,639         6,775,183            Dec-03            77,456
U.K. Gilt (Long)                     13,024,588        13,160,831            Dec-03          (136,243)
U.S. Treasury Bond 20 yr (Long       19,025,781        18,355,056            Dec-03           670,725
U.S. Treasury Note 10 yr (Long       11,117,391        10,798,007            Dec-03           319,384
U.S. Treasury Note 10 yr (Shor       28,748,000        28,760,933            Dec-03            12,933
U.S. Treasury Note 5 yr (Short       21,020,750        20,709,456            Dec-03          (311,294)
------------------------------------------------------------------------------------------------------
                                                                                             $807,521
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding at October 31, 2003

                                                         Notional       Termination        Unrealized
                                                           amount              date      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital
Services, Inc. dated November 17, 2000 to
pay semi-annually the notional amount
multiplied by the three month USD-LIBOR-
BBA and receive  the notional amount
multiplied by 6.68%.                                   $3,500,000          11/21/05          $313,889

Agreement with Merrill Lynch Capital
Services, Inc. dated September 27, 2002 to
receive semi-annually the notional amount
multiplied by the six month JPY-LIBOR-BBA
and pay monthly the notional amount
multiplied by 0.399%.                           JPY 1,334,000,000           10/1/07           102,041

Agreement with Credit Suisse First Boston
dated October 30, 2003 to receive semi-
annually the notional amount multiplied by the
three month USD LIBOR and pay quarterly the
notional amount multiplied by 2.225%, and pay
quarterly the notional amount multiplied by the
three month USD LIBOR.                                   $167,000           11/3/05               132

Agreement with Credit Suisse First Boston dated
October 30, 2003 to receive semi-annually the
notional amount multiplied by the three month
USD LIBOR and pay quarterly the notional
amount multiplied by 4.764% and pay quarterly
the notional amount multiplied by the three
month USD LIBOR.                                        1,939,000           11/3/13             8,281
------------------------------------------------------------------------------------------------------
                                                                                             $424,343
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding at October 31, 2003
(premiums received $141,064)

                                                                           Notional            Market
                                                                             amount             value
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank effective July 17, 2003, maturing on September 20, 2008 to receive a premium equal to 9.795%
times the notional amount. Upon a credit default event of
Petroleos Mexicanos, 6.125% due 8/15/08 the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market value
of Petroleos Mexicanos 6.125%, 2008.                                       $225,000           $18,639

Agreement with Lehman Brothers Special Financing, Inc. effective
July 17, 2003, maturing on September 20, 2008 to receive a
premium equal to 10.02% times the notional amount. Upon a
credit default event of  Petroleos Mexicanos, 9.50% due 9/15/27 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of Petroleos Mexicanos 9.50%, 2027.                                   225,000            19,211

Agreement with Deutsche Bank effective September 8, 2003,
maturing on September 20, 2013 to receive a premium equal to
21.44% times the notional amount. Upon a credit default event of
Petroleos Mexicanos, 7.375% due 12/12/14 the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of Petroleos
Mexicanos 7.375%, 2014.                                                     450,000            87,246
------------------------------------------------------------------------------------------------------
                                                                                             $125,096
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$382,731,855) (Note 1)                                           $382,798,141
-------------------------------------------------------------------------------
Cash                                                                  635,462
-------------------------------------------------------------------------------
Foreign currency (cost $1,615,789) (Note 1)                         1,651,710
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           6,920,168
-------------------------------------------------------------------------------
Receivable for securities sold                                      6,068,823
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               27,511
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           424,343
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             1,958,201
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             540,378
-------------------------------------------------------------------------------
Total assets                                                      401,024,737

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               2,238,284
-------------------------------------------------------------------------------
Payable for securities purchased                                   12,340,370
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          728,796
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             88,008
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 32,747
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              566
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,326,632
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                223,110
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $141,064) (Note 1)                                           125,096
-------------------------------------------------------------------------------
Other accrued expenses                                                102,798
-------------------------------------------------------------------------------
Total liabilities                                                  18,206,407
-------------------------------------------------------------------------------
Net assets                                                       $382,818,330

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $467,264,687
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        5,069,939
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (90,539,844)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   1,023,548
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $382,818,330

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($382,818,330 divided by
53,329,917 shares)                                                      $7.18
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Interest                                                          $29,279,555
-------------------------------------------------------------------------------
Dividends                                                           1,069,391
-------------------------------------------------------------------------------
Total investment income                                            30,348,946

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,744,965
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        502,719
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,798
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,512
-------------------------------------------------------------------------------
Other                                                                 161,783
-------------------------------------------------------------------------------
Total expenses                                                      3,435,777
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (17,634)
-------------------------------------------------------------------------------
Net expenses                                                        3,418,143
-------------------------------------------------------------------------------
Net investment income                                              26,930,803
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    6,536,520
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (2,199,537)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                 84,756
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          285,398
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         2,242,469
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                      5,465
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts and credit default contracts
during the year                                                    37,065,703
-------------------------------------------------------------------------------
Net gain on investments                                            44,020,774
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $70,951,577
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $26,930,803      $29,156,604
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                      6,949,606      (29,544,414)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        37,071,168        7,731,062
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        70,951,577        7,343,252
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                       (27,721,585)     (30,618,134)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of dividends            360,652        1,205,083
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           43,590,644      (22,069,799)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                339,227,686      361,297,485
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income and distributions in
excess of net investment income of
$5,069,939 and $2,253,654, respectively)        $382,818,330     $339,227,686
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year           53,275,878       53,095,749
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                         54,039          180,129
-------------------------------------------------------------------------------
Shares outstanding at end of year                 53,329,917       53,275,878
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                    Year ended October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.37           $6.80           $7.13           $7.72           $8.27
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .50             .55             .61             .66             .64
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .83            (.40)           (.31)           (.58)           (.48)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.33             .15             .30             .08             .16
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.52)           (.58)           (.58)           (.56)           (.65)
-------------------------------------------------------------------------------------------------------------
Return of capital                         --              --            (.05)           (.11)           (.06)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.52)           (.58)           (.63)           (.67)           (.71)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.18           $6.37           $6.80           $7.13           $7.72
-------------------------------------------------------------------------------------------------------------
Market value,
end of period                         $6.570          $6.150          $6.530          $6.438          $6.625
-------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                    15.48            2.71           11.27            7.70          (10.50)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $382,818        $339,228        $361,297        $378,800        $410,012
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .94             .98             .94             .94             .94
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.36            8.22            8.63            8.66            7.93
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)           118.17 (d)      205.33 (d)      131.14 (d)      147.33          124.21
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements. (Note 2)

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. investment-grade sector, consisting of debt obligations of the U.S. government and investment-grade U.S. corporate bonds, a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $88,941,607 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
---------------------------------
    $3,536,796   October 31, 2006
    23,414,014   October 31, 2007
    11,528,221   October 31, 2008
    15,951,444   October 31, 2009
    34,511,132   October 31, 2010

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $8,114,375 to increase undistributed net investment income and $229,020 to decrease paid-in-capital, with an increase to accumulated net realized losses of $7,885,355.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $24,606,752
Unrealized depreciation            (26,082,733)
                                  ------------
Net unrealized depreciation         (1,475,981)
Undistributed ordinary income        8,251,272
Capital loss carryforward          (88,941,607)
Cost for federal income
tax purposes                      $384,274,122


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on 0.75% of the average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2003, the fund's expenses were reduced by $17,634 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $788 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $358,700,530 and $350,148,429, respectively. Purchases and sales of U.S. government obligations aggregated $54,805,255 and $62,815,705, respectively.

Note 4
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.



Federal tax information
(Unaudited)

The fund has designated 3.03% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended 10/31/03, the fund hereby designates 2.12% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Common shares

                                                         Votes
                                     Votes for          withheld
------------------------------------------------------------------
Jameson Adkins Baxter               48,771,489         1,053,460
Charles B. Curtis                   48,810,479         1,014,470
John A. Hill                        48,791,963         1,032,986
Ronald J. Jackson                   48,777,431         1,047,518
Paul L. Joskow                      48,757,996         1,066,953
Elizabeth T. Kennan                 48,751,293         1,073,656
Lawrence J. Lasser*                 48,755,373         1,069,576
John H. Mullin III                  48,773,347         1,051,610
Robert E. Patterson                 48,815,538         1,009,411
George Putnam, III                  48,760,460         1,064,489
A.J.C. Smith                        48,760,751         1,064,198
W. Thomas Stephens                  48,768,670         1,056,279
W. Nicholas Thorndike               48,752,579         1,072,370

*Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?
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203416  072  12/03



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

 Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003